  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997

                                                      REGISTRATION NO. 33-11023
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        PRE-EFFECTIVE AMENDMENT NO. [_]
                                              ----

                   POST-EFFECTIVE AMENDMENT NO. 18 [X]
                                    AND/OR
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                             AMENDMENT NO. 19

                                ---------------
                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                          (EXACT NAME OF REGISTRANT)

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   320 PARK AVENUE NEW YORK, NEW YORK 10022
    (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICE INCLUDING ZIP CODE)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 224-1600

   PATRICK A. BURNS, ESQ. MUTUAL OF AMERICA LIFE INSURANCE COMPANY 320 PARK
                        AVENUE NEW YORK, NEW YORK 10022
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
  ROBERT S. SCHNEIDER, ESQ. GRAHAM & JAMES LLP 885 THIRD AVENUE NEW YORK, NEW
                                  YORK 10022

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

                                ---------------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
SPACE)
                       immediately upon filing pursuant to paragraph (b) of
                   Rule 485

                    X  on May 1, 1997 pursuant to paragraph (b) of Rule 485

                       60 days after filing pursuant to paragraph (a) of Rule
                   485
                       on (date) pursuant to paragraph (a) of Rule 485

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 28, 1997.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PROSPECTUS
-------------------------------------------------------------------------------
                            SEPARATE ACCOUNT NO. 2
                    VARIABLE ACCUMULATION ANNUITY CONTRACT
                                   Issued By
                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                   320 Park Avenue, New York, New York 10022
-------------------------------------------------------------------------------

The group variable accumulation annuity contract ("Contract") offered by Mutual of America Life Insurance Company (the "Insurance Company") and described in this Prospectus is designed to aid employees of organizations in the health and welfare and educational field in retirement and long-term financial planning by providing monthly Annuity Payments which begin at a selected future date. The Contract will be issued in conjunction with thrift plans or arrangements which are qualified under either Section 401(a) or 403(a) or meet the requirements of Section 403(b) of the Internal Revenue Code ("Code") for the benefit of participating employees of organizations qualifying for tax-exempt status under Section 501(c) of the Code.

The term "thrift plan or arrangement," as used in this Prospectus, is a plan under which participating employees designate a percentage of salary as a contribution thereto and the employer matches a fixed percentage up to a specified limit, with additional employee contributions permitted, as well as non-matched amounts by the employer, if the Plan so provides.

Participating employees under this Contract are referred to in this Prospectus as "Participants."

Under the Contract, Contributions made in accordance with the thrift plan or arrangement may be accumulated on behalf of a Participant on a completely variable basis, a completely fixed basis, or a combination variable and fixed basis. The basic purpose of the variable accumulation aspect of the Contract is to provide Participants with an opportunity to accumulate amounts toward retirement, or for other purposes permitted by federal law, that will reflect the investment experience of one or more of the distinct Funds comprising Mutual of America Separate Account No. 2 ("Separate Account") to which Contributions may be allocated. Contributions under the Contract may be allocated in whole or in part to any of the Funds of the Separate Account or to the General Account of the Insurance Company (the "Investment Alternatives").

The assets in each Fund of the Separate Account are invested in shares of:
-- one or more of the following eight Funds of Mutual of America Investment
  Corporation (the "Investment Company"): Money Market Fund, All America Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund and Aggressive Equity Fund;
-- one or more of the following three Fidelity Investments (R) portfolios:
  Equity-Income Portfolio of the Variable Insurance Products Fund, and Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II (collectively, the "Fidelity Portfolios");

-- one or more of the following three portfolios of Scudder Variable Life
  Investment Fund (collectively, the "Scudder Portfolios"): Scudder Capital Growth Portfolio, Scudder Bond Portfolio, and Scudder International Portfolio;

-- the American Century VP Capital Appreciation Fund (formerly known as the
  TCI Growth Fund) of American Century Variable Portfolios, Inc.; and
-- the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital
  Corporation.

The respective prospectuses for the Investment Company, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio, which are attached to this Prospectus, describe the investment objectives and policies of each of the variable accumulation Investment Alternatives, as well as the risks relating to investments in each such Investment Alternative.

The value of a Participant's interest in the Separate Account will depend upon the investment performance of the chosen Investment Alternative. THE INSURANCE COMPANY DOES NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY FUND OF THE SEPARATE ACCOUNT. Accordingly, the Participant bears the entire investment risk for any amounts allocated to the Separate Account.

Amounts accumulated under the Contract may be applied to provide monthly Annuity Payments on a fixed basis commencing at a future date selected by the Participant.

This Prospectus generally describes only the variable portion of the Contract. For a brief summary of the fixed portion, see "The General Account."

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Contracts and the Separate Account is available free by writing the Insurance Company at the address above or by calling (212) 224-1600. The Statement of Additional Information, which has the same date as the Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

-------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES
      AND EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION PASSED  UPON  THE
         ACCURACY OR ADEQUACY OF  THIS PROSPECTUS. ANY  REPRESENTATION
            TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Please read this Prospectus carefully for details on the Contract being offered and retain it for the future reference. It is not valid unless attached to the current prospectuses for the Investment Company, Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) and Calvert Responsibly Invested Balanced Portfolio.

Dated: May 1, 1997

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Table of Annual Expenses.............   4
Unit Value Information...............   6
Definitions..........................   8
Summary..............................  10
Mutual of America Life Insurance
 Company.............................  13
The Separate Account.................  14
Investments of the Separate Account..  14
Charges..............................  17
 Administrative Charges..............  17
 Distribution Expense Charge.........  18
 Mortality and Expense Risk Charge...  18
 Portfolio Company Expenses..........  18
 Employer Contract Charge............  20
 Employer Participant Charge.........  20
The Group Annuity Contract...........  21
 General.............................  21
 Payment of Contributions............  21
 Allocations of Contributions........  21
 Accumulation Units..................  21
 Transfers Among Investment
  Alternatives.......................  22
 Withdrawals.........................  23
 Specified Payments Option...........  24
 Death Benefits......................  24

                                                                       PAGE
                                                                       ----
Discontinuance and Termination........................................  25
 Discontinuance.......................................................  25
 Termination of Participation.........................................  25
Postponement of Payments..............................................  26
The Annuity Period....................................................  26
 General..............................................................  26
 Annuity Commencement Date............................................  26
 Available Forms of Annuity...........................................  27
 Amount of Annuity Payments...........................................  27
 Small Benefit Payments...............................................  27
The General Account...................................................  28
General Matters.......................................................  29
Federal Tax Matters...................................................  32
Voting Rights.........................................................  34
Performance Information...............................................  35
Funding and Other Changes.............................................  35
Other Variable Annuity Contracts......................................  35
Table of Contents of the Statement of Additional Information..........  36
Obtaining a Copy of the Statement of Additional Information...........  37
Order Form for Statement of Additional Information....................  37

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                           TABLE OF ANNUAL EXPENSES

                                        Investment
                                         Company
                                       All America,
                                          Bond,
                           Investment   Short-Term   Investment Investment Fidelity               Fidelity
                            Company       Bond,       Company    Company     VIP       Fidelity    VIP II    Scudder
                             Money    Mid-Term Bond,   Equity   Aggressive Equity-      VIP II     Asset     Capital Scudder
                             Market   and Composite    Index      Equity    Income    Contrafund  Manager    Growth   Bond
                           ---------- -------------- ---------- ---------- --------   ----------  --------   ------- -------
Contractowner
 Transaction
 Expenses
 Sales Load
  Imposed on
  Purchases......             None         None         None       None      None        None       None      None    None
 Deferred Sales
    Load.........             None         None         None       None      None        None       None      None    None
 Surrender Fees..             None         None         None       None      None        None       None      None    None
 Exchange Fee....             None         None         None       None      None        None       None      None    None
Annual Contract
 Fee(1)..........              $24          $24          $24        $24       $24         $24        $24       $24     $24
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
Separate Account
 Annual Expenses
 (as a percentage
  of average
  account value)
 Mortality and
  Expense Risk
  Fees(2)........              .50%         .50%         .50%       .50%      .50%        .50%       .50%      .50%    .50%
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Account Fees and Expenses
 Administrative Charges
  (after
  reimbursement)(2).           .40%         .40%         .40%       .40%      .40%        .40%       .40%      .40%    .40%
 Distribution
  Expense
  Charge(2)......              .35          .35          .35        .35       .35         .35        .35       .35     .35
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Account
  Fees and
  Expenses.......              .75          .75          .75        .75       .75         .75        .75       .75     .75
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Separate
  Account
  Expenses.......             1.25%        1.25%        1.25%      1.25%     1.25%       1.25%      1.25%     1.25%   1.25%
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
Portfolio Company
 Annual Expenses
 (as a percentage
  of portfolio
  company average
  net assets)(3)
 Management Fees.              .25%         .50%        .125%       .85%      .51%        .61%       .64%     .475%   .475%
 Other Expenses
  (after
  reimbursement)(3).          None         None         None       None       .07         .13        .10%     .055    .135
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Portfolio
  Company
  Expenses.......              .25%         .50%        .125%       .85%      .58%(4)     .74%(4)    .74%(4)   .53%    .61%
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
                                           American     Calvert
                                          Century VP  Responsibly
                              Scudder      Capital     Invested
                           International Appreciation  Balanced
                           ------------- ------------ ------------
Contractowner
 Transaction
 Expenses
 Sales Load
  Imposed on
  Purchases......              None          None        None
 Deferred Sales
    Load.........              None          None        None
 Surrender Fees..              None          None        None
 Exchange Fee....              None          None        None
Annual Contract
 Fee(1)..........               $24           $24         $24
                           ============= ============ ============
Separate Account
 Annual Expenses
 (as a percentage
  of average
  account value)
 Mortality and
  Expense Risk
  Fees(2)........               .50%          .50%        .50%
                           ------------- ------------ ------------
 Account Fees and Expenses
 Administrative Charges
  (after
  reimbursement)(2).            .40%          .20%        .40%
 Distribution
  Expense
  Charge(2)......               .35           .35         .35
                           ------------- ------------ ------------
 Total Account
  Fees and
  Expenses.......               .75           .55         .75
                           ------------- ------------ ------------
 Total Separate
  Account
  Expenses.......              1.25%         1.05%       1.25%
                           ============= ============ ============
Portfolio Company
 Annual Expenses
 (as a percentage
  of portfolio
  company average
  net assets)(3)
 Management Fees.              .875%         1.00%        .71%
 Other Expenses
  (after
  reimbursement)(3).           .175          None         .13
                           ------------- ------------ ------------
 Total Portfolio
  Company
  Expenses.......              1.05%         1.00%        .84%(5)
                           ============= ============ ============

-------

(1) A monthly amount of $2.00 (but not to exceed 1/12 of 1% of the Account Value in any month) is charged with respect to each Participant under a Contract, regardless of the number of Investment Alternatives in which the Participant is invested. Such amount is deducted from the net assets, if any, in one or more of the Participant's Accounts or from such net assets which have been allocated to one or more Funds of the Separate Account in the order as described in "Charges--Administrative Charges" herein. The above table reflects such amount for a full year for each fund or portfolio as if no other Investment Alternatives were used. If the General Account is used, the fee is deducted from it and there would be no fee with respect to amounts allocated to any fund or portfolio. If the General Account is not used, but more than one fund or portfolio is used, then the second or additional fund(s) or portfolio(s) would not be charged. The employer may elect to pay this Additional Amount in which case no amount is deducted from the Participant's Account. See "Charges--Administrative Charges." In addition, there is a monthly contract charge, payable by the employer, which ranges up to $100 per group contract, and a monthly employer participant charge of up to $4.00 per participant. See "Charges-- Employer Contract Charge".

(2) In accordance with a Fund Participation Agreement, the investment adviser for American Century VP Capital Appreciation Fund reimburses the Insurance Company at an annual rate of up to .20% for Administrative Expenses. If the Fund Participation Agreement is terminated for sales of new Contracts, the investment adviser's reimbursement obligation will terminate, and the administrative charge to the American Century VP Capital Appreciation Fund will be .40% instead of .20%. The Administrative Charges, Distribution Expense Charge and Mortality and Expense Risk Fees items are more fully described under "Charges--Administrative Charges"; "Charges--Distribution Expense Charge"; and "Charges--Mortality and Expense Risk Charge."


(3) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. The expenses of the Portfolio Companies are more fully described in the prospectuses of the Portfolio Companies, which are attached to this Prospectus.

(4) A portion of the brokerage commissions that these Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses for the VIP Equity-Income Portfolio and the VIP II Contrafund and Asset Manager Portfolios for 1996 would have been .56%, .71% and .73%, respectively.

(5) The expense ratio has been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. Management fees may be adjusted based on performance by the Portfolio's advisors, which could cause the fee to be as high as .85% or as low as .55%, depending on performance. The Portfolio indirectly pays expenses of 0.03%, and the Portfolio's total operating expenses for 1996 (after restatement) would have been .81% with reductions to reflect fees paid indirectly.

EXAMPLES

The examples below show the expenses that would be borne by a Participant, assuming a $1,000 investment and a 5% annual rate of return on assets. No surrender charge is imposed upon the surrender of a contract, and therefore the expenses would be the same whether or not the contract is surrendered at the end of the applicable time period.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Example for Investment Company Money Market
Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $18.63 $60.52  $109.25 $266.94
Example for Investment Company All America,
Bond, Short-Term Bond, Mid-Term Bond and Com-
posite Funds
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $21.20 $68.72  $123.75 $300.56
Example for Investment Company Equity Index
Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $17.34 $56.40  $101.94 $249.81
Example for Investment Company Aggressive Eq-
uity Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $24.80 $80.09  $143.74 $346.25
Example for Fidelity VIP Equity-Income Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $22.02 $71.33  $128.35 $311.15
Example for Fidelity VIP II Contra Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $23.67 $76.53  $137.50 $332.06
Example for Fidelity VIP II Asset Manager Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $23.67 $76.53  $137.50 $332.06
Example for Scudder Capital Growth Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $21.51 $69.69  $125.48 $304.54
Example for Scudder Bond Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $22.33 $72.30  $130.07 $315.09
Example for Scudder International Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $26.84 $86.53  $155.01 $371.64
Example for American Century VP Capital Appre-
ciation Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $24.28 $78.47  $140.91 $339.82
Example for Calvert Responsibly Invested Bal-
anced Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $24.69 $79.76  $143.18 $344.96

The purpose of the above table is to assist the Participant in understanding the various costs and expenses that a Participant will bear, directly or indirectly, and the table reflects the expenses of the Separate Account as well as the Investment Company Funds, the Fidelity VIP Equity-Income Portfolio, the Fidelity VIP II Asset Manager and Contrafund Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) and the Calvert Responsibly Invested Balanced Portfolio as they were for the year ended December 31, 1996. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Each example also assumes an annual contract fee of $2.93 per $1,000 of value in the Separate Account based on an average account value of $8,198. See "Charges--Administrative Charges" for a description of how such fee would be deducted from the Investment Alternatives.

                          UNIT VALUE INFORMATION

Shown below is condensed financial information for an Accumulation Unit outstanding throughout the ten years during the period ended December 31, 1996. The information with respect to each of the years in the five years ended December 31, 1996, has been audited by the Funds' independent auditors, Arthur Andersen LLP. Each of the years in the periods ended December 31, 1991 were audited by the Funds' previous auditors. THE ALL AMERICA FUND (PREVIOUSLY CALLED THE "STOCK FUND") CHANGED ITS INVESTMENT OBJECTIVES AND POLICIES AND ADDED SUBADVISERS ON MAY 1, 1994. Prior to May 1, 1995, the Calvert Responsibly Invested Balanced Portfolio was known as the Calvert Socially Responsible Series. Prior to May 1, 1997, the American Century VP Capital Appreciation Fund was known as the TCI Growth Fund.

                                            INVESTMENT COMPANY MONEY MARKET FUND
                          -------------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year....................  $ 1.80 $ 1.72 $ 1.68 $ 1.65 $ 1.62 $ 1.54 $ 1.44 $ 1.33 $ 1.25 $ 1.18
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
period..................  $ 1.87 $ 1.80 $ 1.72 $ 1.68 $ 1.65 $ 1.62 $ 1.54 $ 1.44 $ 1.33 $ 1.25
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
period..................  17,511 17,502 17,653 15,815 16,545 15,656 13,972  8,570  4,870  2,778
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                           INVESTMENT COMPANY ALL AMERICA FUND
                          ---------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
 year/period............  $ 4.52 $ 3.35 $ 3.36 $ 3.03 $ 2.97 $ 2.41 $ 2.47 $ 1.98 $ 1.82 $ 1.67
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of peri-
 od.....................  $ 5.39 $ 4.52 $ 3.35 $ 3.36 $ 3.03 $ 2.97 $ 2.41 $ 2.47 $ 1.98 $ 1.82
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
 accumulation units
 outstanding, end of
 period.................  49,798 43,620 38,669 36,510 32,352 26,173 20,973 20,157 20,064 23,919
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                              INVESTMENT COMPANY BOND FUND
                          ---------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year....................  $ 2.69 $ 2.28 $ 2.39 $ 2.13 $ 1.99 $ 1.73 $ 1.67 $ 1.49 $ 1.40 $ 1.42
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
period..................  $ 2.75 $ 2.69 $ 2.28 $ 2.39 $ 2.13 $ 1.99 $ 1.73 $ 1.67 $ 1.49 $ 1.40
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
period..................  12,548 12,083 10,601 12,244  9,203  6,152  5,235  4,164  3,057  2,631
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                            INVESTMENT COMPANY COMPOSITE FUND
                          ---------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year....................  $ 3.39 $ 2.82 $ 2.95 $ 2.55 $ 2.43 $ 2.08 $ 2.04 $ 1.73 $ 1.60 $ 1.51
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
period..................  $ 3.75 $ 3.39 $ 2.82 $ 2.95 $ 2.55 $ 2.43 $ 2.08 $ 2.04 $ 1.73 $ 1.60
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
period..................  66,715 70,558 73,239 71,215 50,944 43,115 37,461 32,716 29,436 28,126
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

       INVESTMENT                INVESTMENT              INVESTMENT            INVESTMENT
         COMPANY                   COMPANY                 COMPANY               COMPANY
      EQUITY INDEX               SHORT-TERM               MID-TERM             AGGRESSIVE
          FUND                    BOND FUND               BOND FUND            EQUITY FUND
-------------------------- ----------------------- ----------------------- -------------------
 1996    1995  1994  1993* 1996  1995  1994  1993* 1996  1995  1994  1993*  1996   1995  1994*
------  ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- -----  ----   ----  -----
$ 1.42  $ 1.05 $1.05 $1.00 $1.10 $1.03 $1.03 $1.00 $1.16 $1.01 $1.06 $1.00 $ 1.43 $ 1.05 $1.00
======  ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== =====
$ 1.72  $ 1.42 $1.05 $1.05 $1.14 $1.10 $1.03 $1.03 $1.19 $1.16 $1.01 $1.06 $ 1.80 $ 1.43 $1.05
======  ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== =====
35,660  17,109 4,644 2,135 2,129 1,447 1,132   747 3,828 2,848 1,444 1,411 49,800 20,858 9,145
======  ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== =====
       INVESTMENT
         COMPANY
      EQUITY INDEX
          FUND                              SCUDDER BOND FUND
-------------------------- ---------------------------------------------------
 1996    1996   1995   1994   1993  1992  1991  1990  1989
-------  ----   ----   ----   ----  ----  ----  ----  ----
$ 1.42  $11.30 $ 9.69 $10.32 $ 9.30 $8.78 $7.54 $7.05 $6.39
======= ====== ====== ====== ====== ===== ===== ===== =====
$ 1.72  $11.48 $11.30 $ 9.69 $10.32 $9.30 $8.78 $7.54 $7.05
======= ====== ====== ====== ====== ===== ===== ===== =====
35,660   1,362  1,269  1,169  1,277 1,053   600   354   221
======= ====== ====== ====== ====== ===== ===== ===== =====

              SCUDDER CAPITAL GROWTH FUND                            SCUDDER INTERNATIONAL FUND
-------------------------------------------------------- ---------------------------------------------------
 1996    1995   1994   1993   1992   1991   1990   1989   1996   1995   1994   1993  1992  1991  1990  1989
 ----    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----  ----  ----  ----  ----
$18.64  $14.67 $16.46 $13.80 $13.09 $ 9.48 $10.35 $ 8.53 $11.85 $10.80 $11.06 $ 8.13 $8.48 $7.68 $8.41 $6.14
======  ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===== ===== =====
$22.11  $18.64 $14.67 $16.46 $13.80 $13.09 $ 9.48 $10.35 $13.43 $11.85 $10.80 $11.06 $8.13 $8.48 $7.68 $8.41
======  ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===== ===== =====
 9,266   8,556  8,121  6,582  3,698  2,138  1,103    844  7,688  7,269  8,610  5,400 2,262 1,849 1,644   721
======  ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===== ===== =====

                                                                                        FIDELITY VIP    FIDELITY      FIDELITY
                                                           CALVERT RESPONSIBLY             EQUITY-       VIP II     VIP II ASSET
  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND           INVESTED BALANCED FUND         INCOME FUND   CONTRA FUND   MANAGER FUND
-------------------------------------------------- ------------------------------------ ------------- ------------- -------------
 1996    1995  1994  1993  1992  1991  1990  1989   1996  1995  1994  1993  1992  1991*  1996  1995*   1996  1995*   1996  1995*
 ----    ----  ----  ----  ----  ----  ----  ----   ----  ----  ----  ----  ----  -----  ----  -----   ----  -----   ----  -----
$12.18  $ 9.39 $9.61 $8.81 $9.01 $6.40 $6.53 $5.11 $ 2.01 $1.57 $1.64 $1.54 $1.44 $1.32 $19.43 $16.30 $13.85 $11.43 $15.66 $14.04
======  ====== ===== ===== ===== ===== ===== ===== ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ======
$11.53  $12.18 $9.39 $9.61 $8.81 $9.01 $6.40 $6.53 $ 2.23 $2.01 $1.57 $1.64 $1.54 $1.44 $21.93 $19.43 $16.59 $13.85 $17.72 $15.66
======  ====== ===== ===== ===== ===== ===== ===== ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ======
 7,264   8,061 6,361 5,946 5,280 3,056 1,518   791 10,713 7,849 5,986 5,151 2,742   678  2,342    728  3,880  1,792    613    184
======  ====== ===== ===== ===== ===== ===== ===== ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ======

*The dates the Funds of the Separate Account commenced operation are as follows: Investment Company Money Market, All America (previously "Stock"), Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund (previously "TCI Growth Fund")--January 3, 1989; Calvert Responsibly Invested Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; and Fidelity VIP Equity-Income Fund, and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995.

                                  DEFINITIONS

Accumulation Period--For each Participant, the period from the date Contributions are first made under a Contract to the Annuity Commencement Date.

Accumulation Unit--A measure used to calculate the value of a Participant's interest in each of the Funds of the Separate Account prior to the Annuity Commencement Date. Each Fund of the Separate Account has its own distinct Accumulation Unit value.

American Century VP Capital Appreciation Fund--The American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund of TCI Portfolios, Inc.

Annuitant--A person receiving or who will receive Annuity Payments under a Contract. A Participant, or another person designated under a Contract to receive Annuity Payments, a single sum payment or the commuted value of remaining periodic payments, may be an Annuitant.

Annuity Commencement Date--The date on which annuity benefits become payable with respect to a Participant, and as of which the amount of the first Annuity Payment will be determined. The Annuity Commencement Date may be the date elected by a Participant, or imposed by operation of law, or, if later, the first Valuation Day as of which all required information and documentation have been received by the Insurance Company. Sometimes referred to by the Insurance Company as Benefit Commencement Date.

Annuity Payments--A series of payments under a Contract for life, for a minimum period of time, or for the joint lifetime of the Annuitant and another person and thereafter for the life of the survivor, or for such other period provided for under Options available from the Insurance Company.

Annuity Period--The period, beginning at the Annuity Commencement Date, during which Annuity Payments are received by an Annuitant.

Calvert Responsibly Invested Balanced Portfolio--The Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation.

Code--The Internal Revenue Code of 1986, as amended.

Contract--The group variable accumulation annuity contract described in this Prospectus.

Contractholder--The entity to which the Insurance Company has issued a Contract. The Contractholder may be an employer, or an association representing employers.

Contributions--The amounts contributed from time to time toward the purchase of an annuity under a Contract.

Eligible Spouse--The person to whom a Participant is legally married at the earlier of the Participant's (a) Annuity Commencement Date, or (b) date of death.

Fidelity Portfolios--The Fidelity VIP Equity-Income Portfolio and the Fidelity VIP II Contrafund and Asset Manager Portfolios.

Fidelity VIP Equity-Income Portfolio--The Equity-Income Portfolio of the Variable Insurance Products Fund.

Fidelity VIP II Contrafund and Asset Manager Portfolios--The Contrafund Portfolio and the Asset Manager Portfolio of the Variable Insurance Products Fund II.

Fund--According to the context, one of the sixteen subaccounts of the Separate Account or one of the eight investment portfolios of the Investment Company.

General Account--All of the assets of the Insurance Company that are not in a separate account, but rather are held as part of its general assets.

Insurance Company--Mutual of America Life Insurance Company.

Investment Alternatives--The General Account and the sixteen distinct Funds comprising the Separate Account, namely, the Funds which invest in the Money Market, All America, Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite and Aggressive Equity Funds of the Investment Company, in the three Fidelity Portfolios, in the three Scudder Portfolios, in American Century VP Capital Appreciation Fund (formerly called the TCI Growth Fund) and in the Calvert Responsibly Invested Balanced Portfolio. Under the Contract, a Participant may allocate Contributions among all of the Investment Alternatives. The employer has the right to restrict allocations of employer money to the General Account.

Investment Company--Mutual of America Investment Corporation.

Participant--An employee or former employee participating in a Plan and for whom Contributions have been or are being made toward the purchase of an annuity.

Participant's Account Balance (or Account Balance)--The sum of the dollar values of the Accumulation Units credited to a Participant in the Separate Account and the value of amounts accumulated for the benefit of that Participant in the General Account.

Plan--The TDA Thrift Plan (sometimes referred to as a 403(b) Thrift Plan) and the Thrift Plan, which are more fully described in the Summary immediately following the definitions.

Plan Year--Generally, the twelve-month period beginning each January 1.

Portfolio Companies--The Investment Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc. and Acacia Capital Corporation.

Scudder Portfolios--The following three portfolios of Scudder Variable Life Investment Fund, namely, the Scudder Capital Growth Portfolio, the Scudder Bond Portfolio and the Scudder International Portfolio.

Separate Account--Mutual of America Separate Account No. 2, a separate investment account established by the Insurance Company to receive and invest Contributions made under variable accumulation annuity contracts and other variable contracts. The Separate Account is set aside and kept separate from the other assets of the Insurance Company.

Valuation Day--Each day that the New York Stock Exchange is open for business.

Valuation Period--The period beginning on the close of business of each Valuation Day and ending on the close of business on the next Valuation Day.

                                    SUMMARY

The Following Summary Of Prospectus Information Should Be Read In Conjunction With The Detailed Information Appearing Elsewhere In This Prospectus.

CONTRACT OFFERED

The group variable accumulation annuity contract offered by this Prospectus is issued by the Insurance Company and designed to aid in retirement and long-term financial planning. The Contract provides for the accumulation of Contributions on a completely variable basis, a completely fixed basis or a combination variable and fixed basis, unless otherwise restricted by the employer. Annuity Payments under the Contract will be made on a fixed basis only.

The two types of thrift plans or arrangements provided under which the Contract described herein will be issued are:

1. Tax Deferred Annuity Thrift Plan ("TDA Thrift Plan"). The group contract is used by the Employer to fund an annuity purchase arrangement meeting the requirements of Section 403(b) of the Code by certain organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public or private schools or colleges or universities. These Contractholders are such tax-exempt organizations or associations representing such organizations or its employees. Employee Contributions ordinarily are made through voluntary salary reduction arrangements and the employer generally matches all or part of such Contributions by applying a fixed matching formula to the amount of employee Contributions. Additional employee Contributions may also be permitted. Participants contributing to a TDA Thrift Plan may obtain certain Federal income tax benefits provided under Section 403(b) of the Code (see "Federal Tax Matters").

2. Voluntary Employee Contribution Thrift Plan ("Thrift Plan"). The group contract is used to provide annuity benefits to employees participating in a retirement plan qualified for special Federal income tax treatment under
Section 401(a) or 403(a) of the Code. Thrift Plans are adopted by Contractholders, which are typically employers. Employee Contributions ordinarily are made through voluntary payroll deduction arrangements and the employer matches all or part of such Contributions by applying a fixed matching formula to the amount of the employee Contributions. Additional employee Contributions may also be permitted. In addition, under Section 401 an employer may declare a non-matched amount to be allocated to employees under a formula set forth in the Plan. For information concerning the Federal income tax treatment of annuities in general see "Federal Tax Matters."

The group contract also is used to fund benefits provided by defined contribution pension and profit-sharing plans qualified under Code Section 401(a), including plans subject to Section 401(k), and plans meeting the requirements of Section 403(b). Certain of these plans provide for employer contributions only.

CONTRIBUTIONS

In general, Contributions under the Contract may be made in amounts specified to and agreed upon with the employer at a frequency based on the employee's pay cycle, or in such amounts and at such times as may be required or permitted by the provisions of a Plan. The minimum Contribution that may be made under the Contract is $200 on an annual basis. The maximum annual Contributions are the amounts permitted under the Code for the types of Plans or arrangements funded by this Contract (see "The Group Annuity Contract-Payment of Contributions" and "Federal Tax Matters").

Participants under the Contract may, if the Plan permits, allocate Contributions made on their behalf among the Investment Alternatives provided in the Contract, which include the General Account and the sixteen distinct Funds of the Separate Account.

This Prospectus is intended as a disclosure document for the variable portion of the Contract only. See "The General Account" for a brief summary of the fixed portion of the Contract.

THE SEPARATE ACCOUNT

Contributions made pursuant to the Contract and allocated on a variable basis are deposited in the Separate Account. The Separate Account is divided into sixteen Funds, or subaccounts, each one of which corresponds to one of the eight Funds of the Investment Company, or one of the three Fidelity Portfolios, or one of the three Scudder Portfolios, or the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) or the Calvert Responsibly Invested Balanced Portfolio, in which Separate Account assets are invested. The objective of the variable accumulation aspect of the

Contract is to provide a return on amounts contributed that will reflect the investment experience of the chosen Funds. The value of the Contributions accumulated for a Participant in the Separate Account prior to the Annuity Commencement Date will vary with the investment experience of the chosen Funds.

THE INVESTMENT ALTERNATIVES

The Investment Alternatives to which Contributions may be allocated are the General Account and the sixteen Funds of the Separate Account, which invest in the eight separate investment funds of Mutual of America Investment
Corporation: the Money Market Fund, which invests in money market instruments and other short-term debt securities; the All America Fund, which invests approximately 60% of its assets in publicly traded common stocks in the same manner as the Equity Index Fund (see below) and approximately 40% of its assets in other publicly traded common stocks; the Aggressive Equity Fund, which also invests in publicly traded common stocks; the Bond Fund, which invests in publicly traded debt securities; the Short-Term Bond Fund which invests in publicly traded debt securities which will produce a portfolio with an average maturity of one to three years; the Mid-Term Bond Fund which invests in publicly traded debt securities which will produce a portfolio with an average maturity of three to seven years; the Composite Fund, which invests in all of the above types of investments; and the Equity Index Fund which invests in publicly traded common stocks comparable to the Standard & Poor's Composite Index of 500 Stocks* (the "S&P 500 Index"); the Fidelity VIP Equity-Income Portfolio, which invests primarily in income-producing equity securities, the Fidelity VIP II Contrafund Portfolio, which invests mainly in securities that are undervalued or out-of-favor, and Fidelity VIP II Asset Manager Portfolio, which allocates its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments; the following three portfolios of Scudder Variable Life Investment Fund: the Scudder Capital Growth Portfolio which invests primarily in publicly traded equity securities; the Scudder Bond Portfolio which invests primarily in publicly traded debt securities; and the Scudder International Portfolio which invests primarily in marketable foreign equity securities; in the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) of American Century Variable Portfolios, Inc., which invests primarily in publicly traded common stocks; and in the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation, which invests in stocks, bonds and money market instruments selected with a concern for the social impact of each investment. (See "Investments of the Separate Account.")

REINVESTMENT

Distributions of the Portfolio Companies to the Separate Account are automatically reinvested in additional Portfolio Company shares at net asset value.

CHARGES

Certain charges will be deducted in connection with the operation of the Contract and the Separate Account.

Administrative Charges. The Insurance Company will make a deduction each Valuation Day from the net assets of each Fund of the Separate Account for administrative expenses at an annual rate of .40%, except that in the case of the Fund of the Separate Account which invests in the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund), the annual rate shall be .20% (the Fund's investment advisor reimburses the Insurance Company at an annual rate of up to .20% for administrative expenses). An additional deduction for administrative expenses of $2.00 per month will also be made with respect to each Participant under a Contract except that such charge shall not exceed 1/12 of 1% of the Account Value in any month. Such amount will be deducted from the net assets, if any, in the Participant's Account which have been allocated to the General Account. If no net assets have been allocated to such Account, such amount will be deducted from the net assets which have been allocated to one or more Funds of the Separate Account in the following order: (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Responsibly Invested Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund,
(l) Fidelity VIP II Contrafund Fund, (m) Investment Company Aggressive Equity Fund, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund). An employer may elect to pay the $2.00 per month charge in which case no amount would be deducted from a Participant's
-------
* "Standard & Poor's 500," "S&P" and "S&P 500" are trademarks of Standard & Poor's Corporation. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. Refer to the Mutual of America Investment Corporation Prospectus for a complete description of the disclaimers and limitations relating to Standard & Poor's Corporation.

Account. These daily and monthly charges may increase or decrease during the life of the Contract (see "Charges--Administrative Charges").

Distribution Expense Charge. The Insurance Company will make a deduction each Valuation Day from the net assets of each Fund of the Separate Account for expenses associated with the distribution of the Contract at an annual rate of
 .35% (see "Charges--Distribution Expense Charge").

Mortality and Expense Risk Charge. For assuming certain mortality risks under the Contract, the Insurance Company will make a deduction each Valuation Day at an annual rate of .35% of the net assets of each Fund of the Separate Account. The Mortality Risk Charge is guaranteed not to increase during the life of the Contract. For assuming certain expense risks under the Contracts with respect to expenses it expects to incur over the life of the Contracts, the Insurance Company will make a deduction each Valuation Day at an annual rate of .15% of the net assets of each Fund of the Separate Account (see "Charges--Mortality and Expense Risk Charge").

Portfolio Company Expenses. The value of the assets in the Separate Account will reflect the value of the shares of the Portfolio Companies in which such assets are invested, and therefore the fees and expenses paid by the Investment Company, the Fidelity Portfolios, the Scudder Portfolios, American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) or Calvert Responsibly Invested Balanced Portfolio, as the case may be. A complete description of the expenses and deductions from the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Responsibly Invested Balanced Portfolio is found in their respective prospectuses attached to this Prospectus.

TRANSFERS AND WITHDRAWALS

Except where the Plan restricts Contributions to the General Account, at any time prior to the Annuity Commencement Date, a Participant under the Contract may transfer any or all of the Participant's Account Balance from the Separate Account to the General Account, or from the General Account to the Separate Account, or among the Funds of the Separate Account. Withdrawals prior to the Annuity Commencement Date are permitted upon the occurrence of certain specified events provided for in the Contract and by the Code (see "Withdrawals" and "The General Account"). Transfers or withdrawals from the General Account may be restricted in the event a Participant has obtained a loan under the plan or arrangement and such loan is secured by all or a portion of the Participant's interest in the General Account (see "Loans"). No withdrawals are permitted after the Annuity Commencement Date. The Insurance Company may take up to seven days following receipt of a Participant's withdrawal request to process the request and mail a check to the Participant.

No charge is currently assessed for transfers or withdrawals made under the Contract. The Insurance Company reserves the right, however, to impose a charge for transfers or withdrawals in the future. Certain withdrawals may be subject to a tax penalty (see "Federal Tax Matters").

EMPLOYER CONTRACT CHARGE

There is a $100 per month contract charge payable by the employer. This charge, which is made by the Insurance Company at cost, is made for certain administrative expenses incurred by the Insurance Company in connection with certain plan-related services. If separate records are maintained for affiliated employers at different locations, an additional monthly contract charge equal to 50% of the basic contract charge will be charged for each additional affiliate. In addition, a separate $50 charge will be made whenever an employee who terminates employment is less than fully vested; this charge will be deducted from the nonvested portion of such employee's accounts before such amounts are reallocated according to the Plan. The Insurance Company intends to increase the contract charge for certain plans which it determines to be non-standard.

Employers who elect solely to use Contract allocation services and no plan-related services such as assistance with preparation of summary plan description documents, plan documents or amendments; 5500 filings and non-discrimination kits; top heavy testing, minimum distribution requirements; and maximum exclusion allowance calculations, will have the monthly contract charge waived. In addition, the charge will be waived for an employer for so long as its total Plan assets exceed $1 million.

EMPLOYER PARTICIPANT CHARGE

There is an active Participant fee payable each month by the employer. The charge is comprised as follows: $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 50 Participants; and no charge for Participants in excess of 200. This charge will be waived for employers who elect solely to use contract allocation services and no plan-related services. In addition, the charge will be waived for an employer for so long as its total Plan assets exceed $1 million.

CONTACTING THE INSURANCE COMPANY

All written requests and notices required by the Contract, and any questions or inquiries, should be addressed to:

                   Mutual of America Life Insurance Company
                               Thomas A. Harwood

                          Senior Vice President
                      National Service Support Department
                                320 Park Avenue
                           New York, New York 10022

or to your appropriate Regional Office. You can check the address for your Regional Office by calling the following number: (800) 468-3785.

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

The Insurance Company is a mutual life insurance company organized under the laws of the State of New York. The Insurance Company is the successor to National Health & Welfare Retirement Association, Inc., which was incorporated in 1945 as a nonprofit retirement system pursuant to the then Section 200 of the New York Insurance Law for the sole purpose of providing retirement and other benefits for employees of nonprofit organizations in the health and welfare field. From December 31, 1978 to January 3, 1984, the Insurance Company was known as National Health & Welfare Mutual Life Insurance Association, Inc. The Insurance Company currently is authorized to transact business in 50 states and the District of Columbia. The address of the Insurance Company's home office is 320 Park Avenue, New York, New York 10022.

The Insurance Company engages in the sale of pension, retirement and related benefits on both a group and an individual basis for employees of not-for-profit, social welfare, charitable, religious, educational and government organizations. The Insurance Company invests the assets it derives from its business in the manner permitted under applicable state law. In this connection, the Insurance Company has had over 25 years of experience in managing a broad range of investments. As of December 31, 1996, the Insurance Company on a consolidated basis had total assets of approximately $8.7 billion. The Insurance Company is registered as a broker-dealer under the Securities Exchange Act of 1934, and also is registered as an investment adviser under the Investment Advisers Act of 1940.

The Insurance Company's operations as a life insurance company are reviewed periodically by various independent rating agencies such as A.M. Best & Company, Standard and Poor's Insurance Rating Service, Moody's Investor Services and Duff & Phelps Credit Rating Company. Such agencies publish their ratings. From time to time the Insurance Company reprints and distributes these rating reports in whole or in part or summaries of them to be given to the public. The ratings concern the Insurance Company's operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

                             THE SEPARATE ACCOUNT

The Separate Account was established pursuant to a resolution adopted by the Board of Directors of the Insurance Company on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the Commission does not involve supervision of management or investment practices or policies of the Separate Account or the Insurance Company by the Commission.

The Separate Account is divided into sixteen distinct Funds corresponding to the funds or portfolios of the Portfolio Companies in which the assets in such Funds are invested, namely, the Money Market, All America, Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite and Aggressive Equity Funds of the Investment Company; the Fidelity VIP Equity-Income Portfolio and the Fidelity VIP II Contrafund and Asset Manager Portfolios; the Scudder Capital Growth, Bond and International Portfolios; the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund); and the Calvert Responsibly Invested Balanced Portfolio. The assets of the Separate Account are the property of the Insurance Company. The Separate Account assets attributable to the Contract and to other annuity contracts funded by the Separate Account are not chargeable with liabilities arising out of any other business the Insurance Company may conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to or charged against the net assets held in that Fund, without regard to the income, capital gains and capital losses arising out of the business conducted by any of the other Funds of the Separate Account or out of any other business that the Insurance Company may conduct.

The Insurance Company does not guarantee the investment performance of the Separate Account as a whole, or any of the Funds. The amount credited to a Participant in the Separate Account, and thus the amount available to provide annuity benefits, will depend upon the value of the assets held in the Fund(s) of the Separate Account selected by the Participant. Accordingly, the Participant bears the full investment risk for all amounts allocated to the Separate Account.

The Separate Account and the Insurance Company are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which it is licensed to do business.

                      INVESTMENTS OF THE SEPARATE ACCOUNT

Contributions will be allocated among one or more Funds of the Separate Account for investment at net asset value in shares of the Funds of the Investment Company, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) or the Calvert Responsibly Invested Balanced Portfolio, selected by the Participant. A summary of investment objectives of the Portfolio Companies invested in by the Funds of the Separate Account follows. More detailed information, including risks, charges and expenses, may be found in the current prospectuses for Mutual of America Investment Corporation, the Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio, which are attached to this Prospectus. Each applicable prospectus should be read for a complete evaluation of the Investment Alternatives. Shares of the Portfolio Companies are sold to the separate accounts of insurance companies and are not offered for sale to the general public. Investments in the Money Market Fund and in the other Portfolio Companies are neither insured nor guaranteed by the U.S. Government.

MONEY MARKET FUND OF THE INVESTMENT COMPANY

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Money Market Fund invests only in money market instruments and other short-term debt securities.

ALL AMERICA FUND OF THE INVESTMENT COMPANY

The investment objective of the All America Fund is to outperform the S&P 500 Index. The objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Indexed Assets will be invested in the same manner as the Equity Index Fund.

The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets are invested by three subadvisers and Mutual of America Capital Management Corporation (the "Adviser"). The Adviser allocates the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts among the subadvisers and the Adviser. See "Charges--Portfolio Company Expenses".

EQUITY INDEX FUND OF THE INVESTMENT COMPANY

The investment objective of the Equity Index Fund is to provide investment results to the extent practical that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates. The Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Short-Term Bond Fund will consist primarily of publicly traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of one to three years. The Short-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Short-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Mid-Term Bond Fund will consist primarily of publicly traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of three to seven years. The Mid-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Mid-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

COMPOSITE FUND OF THE INVESTMENT COMPANY

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified Portfolio of publicly-traded common stocks, publicly-traded debt securities and money market instruments. The Fund will seek to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Aggressive Equity Fund will be divided by the Adviser into two segments so as to utilize two investment styles.

The investment objective for approximately 50% of the assets of the Fund (the "Aggressive Growth Portfolio") is to achieve capital appreciation by investing in companies believed to possess above-average growth potential. Growth can be in the areas of earnings or gross sales which can be measured in either dollars or in unit volume. Growth potential is often sought in smaller, less well-known companies in new and emerging areas of the economy, but may also be found in large companies in mature or declining industries that have been revitalized and hold a strong industry or market position. See "Charges--Portfolio Company Expenses".

The investment objective for the other approximately 50% of the assets of the Fund (the "Aggressive Value Portfolio") is to achieve capital appreciation by investing in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO

Contrafund Portfolio is a growth fund. It seeks to increase the value of an investment in the Portfolio over the long term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Portfolio's adviser will normally allocate the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long-term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

SCUDDER CAPITAL GROWTH PORTFOLIO

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

SCUDDER BOND PORTFOLIO

The Scudder Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if unrated, in bonds judged by the Portfolio's adviser to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Portfolio's adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in equity securities of established companies which do business primarily outside the United States and which are listed on foreign exchanges. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

The American Century VP Capital Appreciation Fund seeks capital growth by investing primarily in common stocks (including securities convertible into common stock). It may purchase securities only of companies that have a record of at least three years' continuous operation and such securities must enjoy a fair degree of marketability. All securities must be listed on major stock exchanges or traded over-the-counter. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO

Calvert Responsibly Invested Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments selected with a concern for the social impact of each investment.

SHARED FUND ARRANGEMENTS

Shares of the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio (together, the "Shared Funds") currently are available to the separate accounts of a number of insurance companies. The Board of Directors of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any , should be taken in response. If the Insurance Company believes that a Shared Fund's response to any of those events insufficiently protects Contract holders, it will take appropriate action. If any material irreconcilable conflict arises, the Investment Alternatives may be modified or reduced. See "Charter--FMR and its Affiliates" in the Fidelity Portfolios prospectus, "Investment Concept of the Fund" in the Scudder Variable Life Investment Fund prospectus, "Shareholders of American Century Variable Portfolios, Inc." in the American Century VP Capital Appreciation Fund prospectus and "Purchase and Redemption of Shares" in the Calvert Responsibly Invested Balanced Portfolio prospectus for a further discussion of the risks associated with the offering of Shared Fund shares to the Separate Account and the separate accounts of other insurance companies.

                                    CHARGES

The values of Accumulation Units reflect a deduction on each Valuation Day for administrative and distribution expenses, and the mortality and expense risk assumed by the Insurance Company. The following charges will be deducted on a daily basis (based on annual rates) in determining the Accumulation Unit value of each of the Funds of the Separate Account.

ADMINISTRATIVE CHARGES

The Insurance Company performs all administrative functions in connection with the Contract, including receiving and allocating Contributions in accordance with the Contract, making Annuity Payments as they become due, and preparing and filing all reports required to be filed by the Separate Account. Expenses incurred by the Insurance Company in connection with its administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other outside professional services, and costs associated with determining the net asset value of the Separate Account.

The Insurance Company will make a deduction each Valuation Day from the value of the net assets in each Fund of the Separate Account for administrative expenses (the provisions of the Contract include the amount of this charge with the Distribution Expense Charge, described below) at an annual rate of
 .40%, except that in the case of the Fund of the Separate Account which invests in the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund), the annual rate shall be .20% (the Fund's investment adviser reimburses the Insurance Company at an additional annual rate of up to
 .20% for Administrative Expenses). An additional deduction for administrative expenses of $2.00 will be made on the next to last Valuation Day of the month or on another Valuation Day on or about that time that is administratively convenient from each Participant's Account except that such charge shall not exceed 1/12 of 1% of the Account Value in any month. Such amount will be deducted from the net assets, if any, in the Participant's Account which have been allocated to the General Account. If no net assets have been allocated to such Account, such amount will be deducted from the net assets which have been allocated to one or more Funds of the Separate Account in the following order:
(a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager, (h) Calvert Responsibly Invested Balanced Fund,
(i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund,
(k) Investment Company Equity Index Fund, (l) Fidelity VIP II Contrafund Fund,
(m)

Investment Company Aggressive Equity Fund, (n) Scudder Capital Growth Fund,
(o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund. The employer may elect to pay this additional deduction in which case no amount is deducted from the Participant's Account. THE INSURANCE COMPANY MAY INCREASE OR DECREASE THESE DAILY AND MONTHLY CHARGES DURING THE LIFE OF THE CONTRACT, BUT THESE CHARGES MAY NOT EXCEED COSTS.

DISTRIBUTION EXPENSE CHARGE

As principal underwriter, the Insurance Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contract. These expenses include the payment of that portion of the salaries of registered representatives of the Insurance Company attributable to the sale and distribution of the Contract, as well as expenses for preparation of sales literature and other promotional activities.

The Insurance Company will make a deduction each Valuation Day from the value of the net assets in each Fund of the Separate Account at an annual rate of
 .35% to cover anticipated distribution expenses, not to exceed, with respect to any Participant, 9% of the total Contributions.

MORTALITY AND EXPENSE RISK CHARGE

The Insurance Company assumes certain mortality and expense risks under the Contract. The mortality risks arise from the Insurance Company's guarantees in the Contract to make Annuity Payments in certain instances in accordance with annuity tables provided in the Contract, regardless of how long a Participant lives and regardless of any improvement in life expectancy generally. Thus, the Insurance Company assumes the risk that Participants, as a class, may live longer than has been actuarially estimated, so that payments will continue for longer than had been anticipated. This assumption of risk by the Insurance Company relieves Participants of the risk that they will outlive the funds that have been accumulated for their retirement.

For assuming the mortality risks associated with the Contract, the Insurance Company will, each Valuation Day, make a deduction at an annual rate of .35% of the value of the net assets in each Fund. This charge will apply with respect to a Participant during the Accumulation Period. The Insurance Company guarantees that the mortality risk charge will not increase during the life of a Contract.

The Insurance Company assumes certain expense risks under the Contracts. The expense risks arise from the Insurance Company's guarantees in the Contracts to make Annuity Payments in certain instances in accordance with annuity tables provided in the Contracts, regardless of whether its estimates of expenses it expects to incur, over the lengthy period that Annuity Payments may be made will turn out to be correct. Thus, the Insurance Company assumes the risk that expenses will be higher than estimated.

For assuming the expense risks associated with the Contracts, the Insurance Company will, each Valuation Day, make a deduction at an annual rate of .15% of the value of the net assets in each Fund. This charge will apply with respect to a Participant during the Accumulation Period.

PORTFOLIO COMPANY EXPENSES

The value of the assets in the Separate Account will reflect the value of the shares of the Portfolio Companies in which such assets are invested, and therefore will take into account the fees and expenses paid by the Investment Company, Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) or Calvert Responsibly Invested Balanced Portfolio, as the case may be.

Each Fund of the Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of the Insurance Company. The Adviser receives from each such Fund a fee calculated as a daily charge at the annual rate of .25% of the value of the net assets in the Money Market Fund; .125% of the value of the net assets in the Equity Index Fund; .50% of the value of the net assets in the All America, Bond, Short-Term Bond, Mid-Term Bond and Composite Funds; and
 .85% of the value of the net assets in the Aggressive Equity Fund of the Investment Company. For 1996, the Adviser paid all of the expenses of the Investment Company Funds other than advisory fees, brokers' commissions, transfer taxes and other fees relating to portfolio transactions. The Adviser voluntarily limits the Investment Company Funds' expenses in this manner. See "The Funds' Expenses" in the Investment Company prospectus.

The Adviser, with respect to three-quarters of the Active Assets of the All America Fund, has entered into subadvisory agreements, (each a "Subadvisory Agreement") with three professional advisers: Palley-Needelman Asset Management, Inc. ("Palley-Needelman"); Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management"). The Adviser at its own expense will pay to the Subadvisers an amount calculated as a daily charge at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management, .45%; of the value of the net assets for which each Subadviser is providing investment advisory services.

Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund Portfolio and Fidelity VIP II Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company ("FMR"). FMR receives from each Portfolio a fee, calculated as a daily charge and payable monthly, that is a sum of two components multiplied by average net assets. The components are a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR, which cannot exceed .52% and declines as assets rise, and an individual fund fee rate. The effective group fee rate as of December 31, 1996 was .3021%, and the individual fund fee rates for the Equity-Income, Contrafund and Asset Manager Portfolios are .20%, .30% and .25%, respectively.

Each Scudder Portfolio receives investment advice from Scudder, Stevens & Clark, Inc., and Scudder, Stevens & Clark, Inc. receives from each such Scudder Portfolio a fee calculated as a daily charge at the annual rate of
 .475% of the value of the assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio and .875% of the value of the assets in the Scudder International Portfolio. Also, there may be deducted from each Scudder Portfolio up to an additional .275% of the value of the assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio, and up to .625% of the value of the assets in the Scudder International Portfolio, for expenses incurred by such Portfolio. Pursuant to a Participation Agreement between Scudder and the Insurance Company, the Insurance Company will make a capital contribution to the Scudder Portfolios in the amount of its pro rata portion, allocated among insurance companies that purchase shares of the portfolios, of the expenses of the Capital Growth and Bond Portfolios which exceed .75% of their average net assets, and, for the International Portfolio, which exceed 1.5% of its average net assets.

The American Century VP Capital Appreciation Fund (formerly know as the TCI Growth Fund) receives investment advice from American Century Investment Management, Inc. (previously known as Investors Research Corporation), and American Century Investment Management, Inc. receives from the American Century VP Capital Appreciation Fund a fee calculated as a daily charge at the annual rate of 1.00% of the assets of the American Century VP Capital Appreciation Fund. Many investment companies pay smaller management fees than the aforesaid fee paid by the American Century VP Capital Appreciation Fund to American Century Investment Management, Inc. However, American Century Variable Portfolios, Inc. (formerly known as TCI Portfolios, Inc.) has stated in the prospectus for the American Century VP Capital Appreciation Fund, which is attached to this Prospectus, that most, if not all, of such companies also pay, in addition, certain of their own expenses, while all American Century VP Capital Appreciation Fund's expenses except brokerage, taxes, interest, fees and expenses of non-interested directors (including counsel fees) and extraordinary expenses are paid by American Century Investment Management, Inc.

Pursuant to the Fund Participation Agreement among the Insurance Company, American Century Variable Portfolios, Inc. and American Century Investment Management, Inc., American Century Investment Management, Inc. pays the Insurance Company for certain administrative savings resulting from that agreement. Currently, that payment is an amount equal to .20% per annum of the average amount of the Separate Account's investment in American Century VP Capital Appreciation Fund, provided the aggregate amount of the Separate Account's investment and the investments of other separate accounts of the Insurance Company in the American Century VP Capital Appreciation Fund for that month exceeds $10 million. The administrative fees assessed against the Separate Account Fund holding shares of American Century VP Capital Appreciation Fund are reduced by the full amount of such payments to the Insurance Company.

Calvert Responsibly Invested Balanced Portfolio receives investment advice from Calvert Asset Management Company, Inc., and the Sub-Advisor to the Portfolio is NCM Capital Management Group, Inc., which manages the equity portion of the Portfolio. Calvert Asset Management Company, Inc. receives from Calvert Responsibly Invested Balanced Portfolio a monthly base fee, computed on a daily basis at an annual rate of 0.70% (subject to adjustment as described below) of average net assets of the Portfolio. Calvert Asset Management Company, Inc. pays the Sub-Advisor's fee. Calvert Asset Management

Company, Inc. and the Sub-Advisor may earn (or have their fees reduced by) performance fee adjustments based on the extent to which the Portfolio exceeds or trails the Lipper Balanced Funds Index. The performance adjustment could cause the annual rate to be as high as .85% or as low as .55% of average net assets.

A complete description of the fees and expenses paid by the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Responsibly Invested Balanced Portfolio is found in the prospectuses of the Investment Company, Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc. and Calvert Responsibly Invested Balanced Portfolio, which are attached to this Prospectus.

EMPLOYER CONTRACT CHARGE

There is a $100 per month contract charge payable by the employer. This charge, which is made by the Insurance Company at cost, is made for certain administrative expenses incurred by the Insurance Company in connection with certain plan-related services. If separate records are maintained for affiliated employers at different locations, an additional monthly contract charge equal to 50% of the basic contract charge will be charged for each additional affiliate. For employers with existing pension plans underwritten by Mutual of America on or before January 1, 1994, the monthly contract charge will be $100. In addition a separate $50 charge will be made whenever an employee who terminates employment is less than fully vested; this charge will be deducted from the nonvested portion of such employee's accounts before such amounts are reallocated according to the Plan. Effective January 1, 1994, the Insurance Company increased the contract charge for certain plans which it determines to be non-standard.

Employers who elect solely to use Contract allocation services and no plan-related services such as assistance with preparation of summary plan description documents, plan documents or amendments; 5500 filings and non-discrimination kits; top heavy testing, minimum distribution requirements; and maximum exclusion allowance calculations, will have the monthly contract charge waived. In addition, the charge will be waived for an employer for so long as its total Plan assets exceed $1 million.

EMPLOYER PARTICIPANT CHARGE

There is an active Participant fee payable each month by the employer. The charge is comprised as follows: $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; thereafter no charge for Participants in excess of 200. This charge will be waived for employers who elect solely to use Contract allocation services and no plan-related services. In addition, the charge will be waived for an employer for so long as its total Plan assets exceed $1 million.

                          THE GROUP ANNUITY CONTRACT

GENERAL

The Contract is issued by the Insurance Company to Contractholders as a funding vehicle for Plans. Any employee of an employer which has adopted a Plan to be funded by the Contract may be eligible to become a Participant under the Plan upon satisfying the age and service requirement specified in the Plan, if any. Generally, remittances of all Contributions to be paid under Plans shall be made as of the effective date of the Contract or the first day of any calendar month thereafter.

PAYMENT OF CONTRIBUTIONS

Employee contributions ordinarily are made, as elected by Participants, pursuant to salary reduction arrangements under the TDA Thrift Plan, by either payroll deductions or salary reductions under the 401(a)/403(a) qualified Thrift Plan and, if permitted under the Plan, by payroll deductions under defined contribution pension and profit-sharing plans. Employer contributions are made as a fixed matching (25%, 50%, 100%, etc.) amount based on all or part of the amount contributed by the employee or in a non-matching amount determined by the Employer. A Contractholder may also remit to the Insurance Company on behalf of a Participant in a single sum, an amount that arises from a transfer from any Plan maintained by the Employer provided such transfers are permitted by applicable law.

The amount of any Contributions on behalf of a Participant may not be less than $200 on an annual basis and total contributions may not exceed the amounts permitted under applicable state or Federal law (see "Federal Tax Matters").

No further Contributions may be made on behalf of Participants who have terminated participation under the Plan or if a Contract has been discontinued. Employer contributions may be subject to a vesting schedule specified in the Plan.

Acceptance of Initial Contributions. If an initial Contribution is received together with a completed application and other necessary information, it will be accepted within two business days of receipt. If the application is not duly completed, the Insurance Company will retain the Contribution for up to five business days while attempting to obtain the information necessary to complete the application; the Contribution will be accepted within two business days of receipt of the completed application. If a completed application is not received within five business days, however, the Insurance Company will return the Contribution at the end of that period, unless the Participant and the employer consent to the Insurance Company holding the Contribution until additional information is provided.

ALLOCATIONS OF CONTRIBUTIONS

Employee contributions under the Contract are allocated among the General Account and the sixteen Funds of the Separate Account unless otherwise restricted by the Plan. For information regarding permissible Investment Alternatives of a particular Plan, Participants are urged to consult the Plan itself. Contributions will be allocated on the basis of a request made to the Insurance Company and currently on file at its home office (see "General Matters--Contacting the Insurance Company"). A Participant's request for allocation will specify the percentage, in any whole percentage from 0% to 100%, of each Contribution to be allocated to each of the Investment Alternatives. The request for allocation of Contributions among the Investment Alternatives may be changed from time to time, at any time, and amounts may be transferred among those alternatives. A Participant should make periodic reviews of all allocations in light of market conditions, the Participant's retirement plans, and overall estate planning requirements. The amount contributed by the employer may be similarly allocated (using the same allocation percentages as specified for the employee contributions) by the Participant. The Plan may, however, restrict such allocation of employer and/or employee contributions to the Insurance Company's General Account only, in which case the transfer of such funds to the Separate Account will not be permitted. Similarly, the Plan may restrict such allocation of employer and/or employee contributions to less than all Investment Alternatives of the Separate Account, in which case the transfer of such funds to nonpermitted Investment Alternatives of the Separate Account will not be allowed. For information regarding permissible Investment Alternatives of a particular Plan, Participants are urged to consult the Plan itself. Employer Contributions may be restricted to the General Account until they become vested in accordance with the Plan's vesting schedule.

ACCUMULATION UNITS

Contributions under the Contract, other than initial Contributions, which are allocated to the Separate Account on behalf of a Participant, will be credited to an individual accumulation account maintained for such Participant with respect to each of the chosen Funds of the Separate Account in the form of Accumulation Units as of the Valuation Period during which the Contributions are received by the Insurance Company. The number of Accumulation Units in a Fund of the Separate Account credited to the account of a Participant is determined by dividing the amount allocated to that Fund of the Separate Account on behalf of such Participant by the Accumulation Unit value for that Fund of the Separate Account for the Valuation Period during which the Contribution is received. The value of the Accumulation Units of each Fund of the Separate Account will vary with the investment experience of that Fund.

The number of Accumulation Units in a Participant's individual account will fluctuate in accordance with amounts allocated to or withdrawn from the Funds of the Separate Account. The net change in Accumulation Units is determined by adjusting the number of Accumulation Units in the Funds of the Separate Account as of the end of the previous Valuation Period by adding or deducting Accumulation Units with respect to Contributions made to or amounts withdrawn from the respective Funds of the Separate Account during the Valuation Period. The number of Accumulation Units to be so added or deducted is the number obtained by dividing the amounts so allocated or withdrawn by the Accumulation Unit Value for that Valuation Period.

The Accumulation Units in each Fund of the Separate Account are valued separately. The value of an Accumulation Unit in each Fund of the Separate Account corresponding to a Fund of the Investment Company originally was set arbitrarily at one dollar. The value of an Accumulation Unit in the Fund of the Separate Account corresponding to one of the Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund (formerly known as the TCI Growth) Fund or Calvert Responsibly Invested Balanced Portfolio originally was established by deducting expenses of the Separate Account applicable to that portfolio or fund from the applicable unit value established by the respective Portfolio Company portfolio or fund as of the end of the last Valuation Day immediately preceding the day when the first investment was made by the Separate Account in the Portfolio Company portfolio or fund. For any Valuation Period, the value of an Accumulation Unit in a Fund of the Separate Account is the amount obtained by multiplying the value of an Accumulation Unit in that Fund as of the preceding Valuation Period, by the Fund's Accumulation Unit Change Factor (described below) for that Valuation Period. The dollar value of an Accumulation Unit in each Fund of the Separate Account, therefore, will vary from Valuation Period to Valuation Period, depending on the investment experience of the Fund.

The Accumulation Unit Change Factor for each Fund of the Separate Account for any Valuation Period is determined as:

(a) the ratio of (i) the asset value of that Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals are made for that period, divided by

(b) 1.000000 plus the component of the annual rate of mortality and expense risk, distribution expense and administrative charges (which does not include the monthly administrative charge per Participant which is $2.00 but in no event to exceed 1/12 of 1% of the Account Value in any month) against a Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period (see "Charges").

The value of the Accumulation Units credited to the account of a Participant in the Separate Account for any Valuation Period prior to the Annuity Commencement Date is determined by multiplying the number of Accumulation Units credited to such Participant in each chosen Fund of the Separate Account by the Accumulation Unit value for each chosen Fund at the end of the Valuation Period.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

Prior to the Annuity Commencement Date, Participants may elect, if the Plan permits, subject to the conditions described below, to transfer amounts among Investment Alternatives. Thus, amounts may be transferred among Funds of the Separate Account, and between the Separate Account and the General Account. A Participant may express the amount sought to be transferred as a dollar amount, or as a number of Accumulation Units, or as a percentage of the value of the Participant's investment in the selected Investment Alternative. Transfers may not be made after the Annuity Commencement Date. No charges are currently imposed for transfers, but the Insurance Company reserves the right to impose such charges in the future.

Any transfers from a Fund of the Separate Account will result in the cancellation of Accumulation Units in that Fund on the basis of the current Accumulation Unit value for the Valuation Period during which the request is received. Transfers to a Fund of the Separate Account from either the General Account or another Fund of the Separate Account will be credited to that Fund based on the current Accumulation Unit value for the Valuation Period during which the transferred amount is received (see "Postponement of Payments").

No request for a transfer will be binding on the Insurance Company until it receives all information necessary to process the request. Transfers of employer and/or employee contributions to the Plan from the General Account to the Separate Account will only be permitted if the Plan so specifies.

WITHDRAWALS

A Participant may (unless a Plan or the Code provides otherwise--see the next succeeding paragraph), prior to the Annuity Commencement Date, elect to withdraw the Participant's Account Balance in whole or in part, except that, in a Plan qualified under Section 401(a) or 403(a) of the Code, employer contributions may not be withdrawn unless the employee has completed at least five years of participation in the Plan or age 59 1/2, in some plans. To be valid, a partial withdrawal request must specify from which of the Investment Alternatives the withdrawal is to be made. Generally, subject to applicable federal tax law restrictions, partial withdrawals from an Investment Alternative will be made first from employer contribution amounts. A Participant may express the amount sought to be withdrawn as a dollar amount, a number of Accumulation Units, or a percentage of the value of the Participant's investment in the selected Investment Alternative. No withdrawals are permitted after the Annuity Commencement Date.

The withdrawal or distribution of funds from a TDA Thrift Plan is subject to restrictions. In general, a Participant under age 59 1/2 will not be able to withdraw or receive a distribution of either Contributions made on or after January 1, 1989 under a salary reduction agreement, or interest and investment earnings credited to such contributions, on and after January 1, 1989, except in specified circumstances. These circumstances generally include death or disability, hardship, and termination of employment. If a Participant makes a withdrawal for hardship, he may not withdraw the post-1988 earnings on amounts which were contributed under a salary reduction agreement. Also any amounts transferred from a Code Section 403(b)(7) Custodial Account to a Code Section 403(b) Thrift Plan would continue to be subject to tax law withdrawal restrictions which apply to such Custodial Accounts. (Transfers from such Custodial Accounts cannot be made to a Code Section 401(a) Plan.)

In the case of either a partial or complete withdrawal from an Investment Alternative of a TDA Thrift Plan, the Insurance Company will pay to the requesting Participant the lesser of (a) the amount specified in the withdrawal request or (b) the amount that, as of the date the Insurance Company received the withdrawal request, represents the value of the Accumulation Units credited to the account of the Participant in the Funds of the Separate Account from which withdrawal is sought. With respect to each Fund of the Separate Account for which it receives a partial or complete withdrawal request, the Insurance Company will reduce the number of Accumulation Units credited to the account of a Participant by the number of Accumulation Units obtained by dividing the amount withdrawn from that Fund by the Accumulation Unit value in effect for the Valuation Period during which the request is received. Spousal consent generally is required for withdrawals of amounts over $3,500. Spousal consent is required for other withdrawals, as well. Generally, subject to applicable federal tax law restrictions, partial withdrawals from an Investment Alternative will be made first from employer contribution amounts.

Loans. The Insurance Company will make available to the Employer a loan option. If the Employer elects to adopt the loan provision in the Contract, Employees shall have the right to borrow funds utilizing Thrift Plan or TDA Thrift Plan Account Balance as collateral. The amount of the loan permitted is governed by Section 72(p) of the Code and the Regulations thereunder and the Contract terms. An amount sufficient to serve as Loan Collateral will be transferred from the Separate Account to the General Account, if appropriate, and withdrawals and transfers of such collateral will not be permitted while the loan is outstanding.

No request for withdrawal will be binding on the Insurance Company until it receives all information necessary to process the request.

Other Considerations. Currently, withdrawals under the Contract, whether complete or partial, are not subject to any contingent deferred sales charge, or any other withdrawal charge. The Insurance Company reserves the right, however, to impose such charges in the future.

Participants should consider the possible federal income tax consequences of any withdrawal. Generally, a Participant will be taxed at ordinary income tax rates on the amount withdrawn (except for nontaxable recovery of prior nondeductible contributions). In addition, certain withdrawals may be subject to a tax penalty (see "Federal Tax Matters").

SPECIFIED PAYMENTS OPTION

A Participant may elect, prior to the Annuity Commencement Date permitted by the Code, to specify an amount (which may not be less than $100) to be withdrawn from the Participant's Account Balance and paid each month to the Participant (see "General Matters--Contacting the Insurance Company"). The withdrawals and payments will be made, as designated by the Participant, from either the General or Separate Account, or both (see "Postponement of Payments").

During the period that payments under the Specified Payments Option ("Specified Payments") are received by a Participant, Contributions may be made on that Participant's behalf. In addition, transfers of amounts among Investment Alternatives and other withdrawals from a Participant's account may continue to be made (see "Transfers Among Investment Alternatives" and "Withdrawals").

Specified Payments will continue until (a) the death of the Participant; (b) receipt by the Insurance Company of the Participant's written request to modify or discontinue the specified payments; (c) depletion of the Participant's Account Balance, or of any portion thereof so that the remaining balance is insufficient to pay the next installment coming due; or (d) the attainment of the Participant's Annuity Commencement Date.

Tax Consequences. Participants should consider the possible federal income tax consequences of electing the Specified Payments Option. Generally, a Participant will be taxed at ordinary income tax rates on each Specified Payment subject to, in some instances, non-taxable recovery of prior non-deductible Contributions (see "Federal Tax Matters").

A Participant receiving payments pursuant to the Specified Payments Option may cancel those payments at any time and elect to receive the Participant's Account Balance as a single sum payment or as an annuity.

DEATH BENEFITS

Death After Annuity Commencement. If a Participant dies on or after his or her Annuity Commencement Date, the Participant's designated beneficiary will be entitled to receive the death benefit (if any) provided by the form of annuity in effect on the Participant's date of death (see "The Annuity Period-- Available Forms of Annuity" and "General Matters--Designation of
Beneficiary").

Death Prior to Annuity Commencement. If a Participant dies prior to the Annuity Commencement Date, the Insurance Company will pay a death benefit to a designated beneficiary (see "General Matters--Designation of Beneficiary"). If the Participant is married at the time of death, the death benefit will be paid to the spouse unless elected otherwise with spousal consent.

The death benefit will be paid by the Insurance Company after it has received
(1) due proof of death; (2) notification of an election by the beneficiary of the form in which the death benefit is to be paid; and (3) all other information and documentation necessary to process the death benefit request. The amount of the death benefit will be the value of the Participant's Account Balance as of the date on which the Insurance Company receives such information. Until the Insurance Company receives the itmes in (1)-(3), the Participant's Account Balance will remain allocated as it was on the date of death of the Participant (unless the beneficiary is the spouse and special rules apply).

  The beneficiary may choose to receive the death benefit under any of the following methods of payment: (1) a lump sum, (2) an annuity in a form offered by the Insurance Company at the time the election is made, or (3) monthly payments of a specified dollar amount (at least $100) as elected by the beneficiary, such payments to continue until the death of the beneficiary or until all benefits are paid; upon the death of the beneficiary, any amounts remaining unpaid will be paid to the beneficiary's estate.

Any method of distribution selected by the beneficiary must comply with one of the following rules:

(a) Five Year Rule. Unless (b), (c) or (d) below apply, the entire value of the death benefit must generally be distributed to the beneficiary within five years of the Participant's death. Special rules apply if the beneficiary is the Participant's surviving spouse (see "Federal Tax Matters--Obtaining Tax Advice").

(b) Life Annuity Rule. Unless (a), (c) or (d) apply, the entire value of the death benefit must generally be distributed to the beneficiary in the form of annuity payments commencing within one year of the Participant's death and payable over a period of time that does not exceed the beneficiary's life or life expectancy (whichever is longer). Special rules apply if the beneficiary is the Participant's surviving spouse (see "Federal Tax Matters--Obtaining Tax Advice").

(c) Commencement of Minimum Distributions. If a Participant dies prior to the Annuity Commencement Date, but after he or she has begun to receive required minimum distributions from the Contract, the method of distribution selected by the beneficiary after the Participant's death may not be slower than the method of distribution that was in effect before the Participant died, unless (d) applies (see "Federal Tax Matters--Other Matters").

(d) Alternative Method of Distribution. A beneficiary will not be required to receive a distribution from a 403(b) Contract under (a), (b) or (c) to the extent that the required distribution is withdrawn from another contract of the same type in accordance with applicable IRS regulations (see "Federal Tax Matters--Obtaining Tax Advice").

                        DISCONTINUANCE AND TERMINATION

DISCONTINUANCE

A Contractholder may discontinue a Contract, at its discretion, as of the first day of a calendar month that is at least 31 days after notice of such intention to discontinue is received by the Insurance Company. The Insurance Company may discontinue a Contract, in whole or in part, if (1) the Contractholder fails to abide by the terms or requirements of the Contract, or
(2) the Insurance Company determines that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, and the Contractholder refuses to accept a substantially similar contract offered by the Insurance Company that incorporates that modification. Discontinuance of a Contract by the Insurance Company will be effective as of a date specified by the Insurance Company, provided that the Insurance Company must give a Contractholder at least 31 days' advance written notice in which to cure any remedial defaults.

Discontinuance of a Contract will not relieve the Contractholder of its obligations under the Contract, nor will it deprive Participants of the amounts accumulated on their behalf, which remain allocated to them, and all provisions of the Contract will continue to apply, except that (1) no further Contributions will be made by the Contractholder, and (2) the Insurance Company may transfer to another insurance company or other financial institution all amounts accumulated under the Contract and allocated to Participants, and beneficiaries. Such transfer may be made in any manner to which the Contractholder and the Insurance Company agree in writing, and to the extent consented to by any Participants or beneficiaries. In the event that no transfer of the type described in clause (2) above takes place, or in the event that such a transfer occurs which is not consented to by a Participant, or beneficiary, amounts accumulated for the benefit of a Participant, or beneficiary, in the above instances may, as elected by that person, be left on deposit with the Insurance Company, or withdrawn in whole or in part (see "Withdrawals").

TERMINATION OF PARTICIPATION

If, during the Accumulation Period, a Participant is no longer eligible to participate under the Contract for any reason other than death or retirement (for example, due to termination of employment), or if notice is given that the Participant no longer desires to participate under the Contract, a termination with respect to that Participant will be deemed to have occurred. In addition, if no Contributions are made by a Participant for three consecutive years and the Participant's Account Balance is less than $2,000, the Insurance Company, in its discretion, may deem that such a termination has occurred. Upon receipt by the Insurance Company, or a Participant (where the Insurance Company deems a termination to have occurred), of notice of termination, Contributions may no longer be made on behalf of a Participant. Termination will not deprive a Participant of the vested amounts accumulated on the Participant's behalf, or the Participant's rights to make transfers or withdrawals (see "Transfers Among Investment Alternatives" and "Withdrawals"). Termination also will not prevent a Participant from electing to receive annuity benefits (see "The Annuity Period"), or having a death benefit paid on the Participant's behalf (see "Death Benefits").

                           POSTPONEMENT OF PAYMENTS

Payment of any amounts due from the Separate Account in connection with a withdrawal, payment pursuant to the Specified Payment Option, death benefit, termination, or transfer of any amount from the Separate Account to the General Account will occur within seven days, unless:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; or

2. The Commission by order permits postponement for the protection of Participants; or

3. An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                              THE ANNUITY PERIOD

GENERAL

As of the Annuity Commencement Date, the amount credited to a Participant in the Separate Account will be transferred to the General Account and, together with any amount previously credited to the Participant in the General Account, will be applied to provide a monthly annuity benefit. The amount of each Annuity Payment will be fixed and guaranteed by the Insurance Company in accordance with the tables of annuity purchase rates contained in the Contract.

The level of Annuity Payments made to Annuitants under the Contract will not be affected by the mortality experience (death rate) of persons receiving such payments, or of the general population. The Insurance Company assumes the "mortality risk" by virtue of the annuity purchase rates incorporated in the Contract. In addition, the Insurance Company guarantees that it will not increase charges under the Contract with respect to Annuity Payments regardless of its actual expenses.

Accordingly, Annuity Payments will be made in a fixed and guaranteed amount that is in no way dependent upon the investment experience of the Separate Account. The amount of monthly payments depends only on the form of annuity chosen, the applicable annuity purchase rates contained in the Contract and the total amount applied to purchase the annuity.

Once Annuity Payments have commenced with respect to a Participant, no further Contributions may be made on behalf of that Participant. In addition, neither transfers to the Separate Account, nor withdrawals of any kind, are permitted on behalf of an Annuitant receiving Annuity Payments.

A Participant may elect to receive the Participant's Account Balance as of the Annuity Commencement Date in a lump sum in lieu of receiving Annuity Payments.

The Insurance Company will issue to Contractholders for delivery to each Participant an individual certificate setting forth the amount and terms of payment of their annuity benefits.

Payments of benefits under the Contract will be made by the Insurance Company directly to Annuitants at their last known address filed with the Insurance Company by a Participant or Contractholder.

ANNUITY COMMENCEMENT DATE

The Annuity Period with respect to a Participant begins on the Annuity Commencement Date selected in the following manner:

Participants may elect an Annuity Commencement Date that is either such Participant's Normal Retirement Date (the first day of the calendar month coincident with or next following such Participant's 65th birthday); Early Retirement Date (the first day of any calendar month within the ten-year period immediately preceding the Participant's Normal Retirement Date); or Later Retirement Date (the first day of any calendar month following such Participant's Normal Retirement Date, unless provided otherwise by applicable Federal or State law).

AVAILABLE FORMS OF ANNUITY

Annuity Payments will be made under one of the forms of annuity benefits described below. Unless an election to the contrary is made prior to the Annuity Commencement Date, a Participant who does not have an Eligible Spouse at the Annuity Commencement Date will have annuity benefits paid in the Ten Years Certain and Continuous Form described below, and a Participant who has an Eligible Spouse will have annuity benefits paid on the Joint and Survivor Form described below. If a Participant is married on the Annuity Commencement Date, consent of the spouse is required if payment is to be made in any form other than the Joint and Survivor Form.

The forms of annuity offered by the Insurance Company are:

Ten Years Certain and Continuous Form. An annuity payable monthly until the first day of the month in which the death of the Participant occurs, or the end of the specified period of 120 months, whichever is later. If the Participant dies prior to the end of the specified period, payments in the same amount will be continued to the Participant's beneficiary until the end of that period (see "General Matters--Designation of Beneficiary").

Joint and Survivor Ten Years Certain and Continuous Form. An annuity payable monthly until the first day of the month in which the death of the survivor of the Participant and the Participant's Eligible Spouse occurs or the end of a period of 120 months, whichever is later. If the Participant dies during the Annuity Period, and the Eligible Spouse is living, payments in the amount of 66 2/3% of those payable to the Participant will be made to the Eligible Spouse. If the Eligible Spouse dies prior to the end of the specified period, payments will be made to the Participant's beneficiary (see "General Matters-- Designation of Beneficiary"). A Participant who has an Eligible Spouse at the Annuity Commencement Date will be presumed to have elected this annuity option unless the Participant notifies the Insurance Company to the contrary within ninety days prior to that date. If the Eligible Spouse dies before Participant's Annuity Commencement Date, the election of this form of annuity will be automatically cancelled and, unless a new election is made by the Participant prior to the Annuity Commencement Date, the Ten Years Certain and Continuous Form of Annuity will become applicable.

Full Cash Refund Form. An annuity payable monthly until the first day of the month in which the death of the Participant occurs. If, at the date of the Participant's death, the total amount of the annuity benefits received by the Participant is less than the amount of the Participant's Account Balance as of the Annuity Commencement Date, the difference between these two amounts will become payable in cash as a death benefit to the Participant's beneficiary. Such death benefit may be paid in lump sum, or as an annuity in the Ten Years Certain and Continuous Form, or in a combination thereof, as elected by the beneficiary (see "General Matters--Designation of Beneficiary").

Other Forms. In addition, the Participant may elect a Straight Life Annuity, a Fifteen Years Certain and Continuous Form, a 66 2/3% Joint and Survivor Form without the 120-month Certain Feature or such other forms as may be agreed to between the Participant and the Insurance Company.

AMOUNT OF ANNUITY PAYMENTS

The amount of monthly Annuity Payments under the Contract will be determined on the basis of the application of the Participant's Account Balance to the annuity purchase tables contained in the Contract in accordance with the form of annuity benefit selected. The Insurance Company guarantees that the rates used to determine the amount of Annuity Payments will never be less favorable for an Annuitant than the guaranteed rate provided in the Contract.

SMALL BENEFIT PAYMENTS

If the initial monthly payment under an annuity benefit payable under the Contract would be less than $20.00, or if any Participant terminates employment and is eligible for a benefit determined to be less than $20.00 a month under the Ten Years Certain and Continuous Form of Annuity (described above), the Insurance Company will, in lieu of making the monthly Annuity Payments which would otherwise be payable to the Participant commencing on the Annuity Commencement Date, pay to the Participant on the Participant's Annuity Commencement Date in a single sum the Participant's Account Balance, provided that single sum does not exceed $3,500 (or such other maximum amount that may hereafter be provided by law). The Insurance Company may make this payment as of the date on which the first Annuity Payment under the Plan would otherwise be payable.

                              THE GENERAL ACCOUNT

Contributions allocated and transfers made to the Insurance Company's General Account become part of the general assets of the Insurance Company, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject generally to the provisions of the 1933 or 1940 Acts, and the Insurance Company has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the General Account. Disclosures regarding the fixed portion of the Contract and the General Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

SCOPE OF PROSPECTUS

The Contract provides for accumulation of Contributions on a completely fixed basis, a completely variable basis, or a combination fixed and variable basis, and for the payment of annuity benefits on a fixed basis only. This Prospectus, however, is generally intended to serve as a disclosure document for the variable portion of the Contract only. For complete details regarding the General Account, see the Contract itself.

GENERAL DESCRIPTION

The General Account consists of all of the general assets of the Insurance Company, other than those in the Separate Account and other segregated asset accounts. Amounts are allocated to the General Account at the election of Participants in the form of Contributions, or as transfers from the Separate Account. The Insurance Company bears the full investment risk for all amounts allocated to the General Account (whereas Participants bear the investment risk for amounts allocated to the Separate Account). The Insurance Company has sole discretion to invest the assets of the General Account, subject to applicable law. There are no limits on withdrawals or transfers to another Investment Alternative from the General Account, subject to applicable federal tax law restrictions, with respect to the amount a Participant can withdraw in cash. The Insurance Company does, however, reserve the right to impose a 20% restriction upon withdrawals from the General Account in any calendar year. The Insurance Company guarantees that it will credit interest to amounts accumulated for Participants in the General Account at an effective annual rate of at least 3%. The Insurance Company may, at its sole discretion, credit a higher rate of interest to amounts allocated to the General Account, although the Insurance Company IS NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF 3% PER YEAR. Under Contracts where employers elect to use electronic media, such as a computer terminal, personal computer or other electronic device located at the employer's place of business, to transmit and receive to and from the Insurance Company, relevant and necessary information with respect to the Contract, subject to the Insurance Company's established rules and requirements with respect to accessing computer information, the Insurance Company reserves the right to credit such Contracts with a different rate of interest in the General Account than Contracts which do not use such electronic computer processing. Any amount held in the General Account does not entitle a Participant to share in the investment experience of the General Account.

TRANSFERS AND WITHDRAWALS

Prior to a Participant's Annuity Commencement Date, amounts may be transferred, if permitted by the Plan, from the Funds of the Separate Account to the General Account, and from the General Account to the Funds of the Separate Account. No charge is currently imposed for such transfers. The Insurance Company reserves the right, however, to impose additional charges for transfers in the future.

Partial or complete withdrawals may be made from the General Account prior to a Participant's Annuity Commencement Date, except that employer contributions made to a Plan qualified under Section 401(a) or 403(a) of the Code may not be withdrawn unless that employee has been a participant for at least five years. In the case of such withdrawals, the Insurance Company will pay the lesser of
(a) the amount specified in the withdrawal request, and (b) the amount that, as of the date of payment, then represents the accumulation in the General Account credited to the Participant. No charge is currently imposed on such transfers.

Transfers and withdrawals from the General Account may be delayed for up to six months following the date that the Insurance Company receives such requests. Withdrawals are subject to spousal consent.

ANNUITY PAYMENTS

All Annuity Payments under the Contract are made in the form of a fixed annuity from the General Account. The Insurance Company does not credit discretionary interest in excess of the guaranteed rate of 3% to Annuity Payments. The Annuitant must rely on the annuity purchase tables provided in the Contract to determine the amount of Annuity Payments.

                                GENERAL MATTERS

CONTACTING THE INSURANCE COMPANY

Except as provided in the following paragraph, all notices, requests and elections required to be given or made under the Contract must be in writing and mailed or delivered to the Insurance Company's home office at the following address:

    Mutual of America Life Insurance Company Thomas A. Harwood Senior Vice
            President 320 Park Avenue New York, New York 10022

or to your appropriate Regional Office. You can check the address for your Regional Office by calling the following number: 800-468-3785.

TRANSFERS, WITHDRAWALS AND REALLOCATIONS BY TELEPHONE

Requests by Participants for transfers or withdrawals, or changes in the formula for allocation of Contributions, may, if otherwise allowed by the Plan, be made by telephone in lieu of the written procedure described above. Requests by telephone, however, may be made only if a Participant has received a Personal Identification Number, which the Insurance Company provides automatically, and agreed to use it in accordance with the applicable rules and requirements. Thereafter the Participant may contact the Insurance Company by telephone (800-468-3785) and request the desired transaction or change. Transfers requested by telephone will go into effect on the day on which the request is made if received by 4 PM, Eastern Standard time (or Daylight Savings time, as applicable), at the next calculated price. The Insurance Company reserves the right to suspend or terminate the right to request transfers, withdrawals or reallocations by telephone at any time. Where spousal consent is required, telephone withdrawals are not permitted. Although failure to follow reasonable procedures may result in the Insurance Company's liability for any losses due to unauthorized or fraudulent telephone transfers, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Insurance Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures shall consist of confirming the Participant's Social Security number, checking the Personal Identification Number, tape recording all telephone transactions and providing written confirmation thereof.

DESIGNATION OF BENEFICIARY

Under the Contract, a Participant may designate (with the right to change such designation from time to time) a beneficiary to receive any payments with respect to a Participant becoming due to a beneficiary under the Contract. The Participant may change the beneficiary while the Participant is living by providing the Insurance Company (or the Participant's Employer where the Employer has agreed to retain such information) with notice of such change. Such designation or change in designation will take effect as of the date of receipt of notice by the Insurance Company or the Participant's Employer where the Employer has agreed to retain such information, whether or not the Participant is living at the time of such receipt. The Insurance Company will not be liable, however, as to any payment or settlement made prior to receiving such notice.

In the case of a married Participant, the beneficiary shall be the Eligible Spouse unless, on the date of death, there is in effect a written consent signed by the Eligible Spouse and witnessed by either a notary public or the Plan representative waiving the spouse's rights as beneficiary.

If no designated beneficiary survives the Participant, the Insurance Company will pay any single sum payment or the commuted value of any remaining periodic payments to the first surviving class of the following classes of successive preference beneficiaries: (a) the Participant's surviving spouse;
(b) the Participant's surviving children; (c) the Participant's surviving parents; (d) the Participant's surviving brothers and sisters; and (e) the executors or administrators of the

Participant's estate. Any commuted value will be determined on the basis of compound interest at a rate, determined by the Insurance Company, that is consistent with the interest assumption of the rate used to determine the amount payable under the annuity benefit (see "Amount of Annuity Payments").

ASSIGNMENT OF CONTRACT

Except as otherwise required by law, no assignment nor transfer of any rights conferred under a Contract is permitted.

THE INSURANCE COMPANY'S LIABILITY

The Insurance Company's liability for the payment of annuity benefits (see "The Annuity Period"), death benefits (see "Death Benefits"), and withdrawals (see "Withdrawals") is limited to the payments provided under the Contract that arise from Participants' Account Balances.

Upon exhaustion of all amounts held under the Contract by withdrawals or by transfers upon discontinuance of the Contract (see "Discontinuance and Termination"), that Contract will terminate and the Insurance Company will be relieved of all further liability thereunder, except with respect to any annuity benefits provided on or before the date the Contract was terminated.

The Insurance Company may rely on the reports and other information furnished by Contractholders or Participants as required under the Contract, and need not inquire as to the accuracy or completeness of such reports and information (see "Information and Determinations").

MODIFICATION OF CONTRACT

The Contract may not be modified as to the Insurance Company, nor may any of the rights or requirements of the Insurance Company be waived, except in writing by a duly authorized officer of the Insurance Company.

The Contract may be changed at any time by the Insurance Company by written notice to the Contractholder without the consent of any Participant, or any other person who is, or may become, entitled to benefits under the Contract, provided that such change shall not affect the amount or the terms of the annuity benefits provided thereunder before such change.

EVIDENCE OF SURVIVAL

When payment of an annuity is contingent upon the survival of any person, evidence of that person's survival must be furnished to the Insurance Company, either by personal endorsement of the check drawn for payment, or by other means satisfactory to the Insurance Company.

MISSTATEMENT OF INFORMATION

If a benefit provided under one of the Contracts was based on information that has been misstated, the benefit will not be invalidated, but the amount of the benefit payments or the amount applied to provide the benefit, or both, will be adjusted to the proper amount as determined on the basis of the corrected information.

The amount of any underpayments by the Insurance Company due to any misstatement shall be paid in full with the next payment due with respect to the Participant under the Contract. The amount of any overpayments by the Insurance Company due to any misstatement will be deducted to the extent possible from the payments thereafter falling due with respect to the Participant. Interest, based on an annual effective rate of 5%, will be included in the amount of any underpayments or overpayments.

INFORMATION AND DETERMINATIONS

Contractholders and Participants, as appropriate, will furnish the Insurance Company with the facts and information that the Insurance Company may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. Any determination that a Contractholder is to make under the Contract will be made pursuant to the terms of the Contract and will be reported by the Contractholder to the Insurance Company.

NON-ALIENATION OF BENEFITS

To the extent permitted by law, no amount payable with respect to a Participant under the Contract may be assigned (either at law or in equity), alienated or be subject to attachment, garnishment, levy (other than a federal tax levy made pursuant to Section 6331 of the Code or a Qualified Domestic Relations Order under Section 401(a)(13)(B) of the Code), or other legal or equitable process, and no such amount will in any way be subject to any legal process which would subject it to the payment of any claim against the Participant or beneficiary (see "Designation of Beneficiary").

ALTERNATE PAYMENTS OF BENEFITS

The Insurance Company may make payment due to a payee who is physically or mentally incompetent to receive such payments, or is a minor, to certain other persons in accordance with the Contract. Upon making these alternate payments, the Insurance Company will be discharged from all liability with respect to payments due to the payee. Payments to a minor will be limited to $250 a month until either (a) a guardian is appointed or (b) the minor has attained majority.

CLAIM PROCEDURES

In order to receive annuity benefits under the Contract, Participants or beneficiaries thereunder must bring to the attention of the Insurance Company or the Contractholder such person's right to claim such benefits. If the Contractholder has received the claim directly, the Contractholder must notify the Insurance Company of the claim on the prescribed form furnished to the Contractholder for the purpose. The Insurance Company will have 90 days after receipt of the claim within which to render a decision, and may extend this period, upon written notice to the claimant, for an additional 90 days if there are special circumstances that require such an extension.

In the event the claim is denied in whole or in part, the Insurance Company will give notice to the Contractholder or claimant, as appropriate, of such denial in sufficient detail so that the claimant may be informed of the reason or reasons for the denial, the specific reference to the Contract or Plan provision on which the denial was based, any additional information that may be necessary to perfect the claim and the reasons therefor, and the procedure for reviewing denied claims.

In the event a claim is denied in whole or in part, a claimant or the claimant's representative has 60 days in which to appeal to the Insurance Company for review thereof. The request for review must be made in writing, either directly to the Insurance Company, or to the Contractholder for transmission to the Insurance Company. A claimant will have the right to review all pertinent documents and to contest the decision in writing. The Insurance Company will render a decision on review no later than 60 days after its receipt of the request for review unless special circumstances require extension, in which case the decision may, upon written notice to the claimant, be rendered within 120 days from the Insurance Company's receipt of the request for review. The Insurance Company's decision on review will be in writing and include specific reasons with specific reference to the Contract or Plan provisions on which it is based.

PARTICIPATION IN DIVISIBLE SURPLUS

The Insurance Company is a mutual life insurance company and, therefore, has no stockholders. The Contractholders or Participants share in the earnings of the Insurance Company. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under the Contract in the future. The determination of such surplus is within the sole discretion of the Company's Board of Directors. Under usual circumstances, separate accounts receive little benefit from and contribute little to divisible surplus.

                              FEDERAL TAX MATTERS

For federal income tax purposes, the Separate Account is not an entity separate from the Insurance Company, and its operations are considered part of the Insurance Company. Accordingly, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Under existing Federal income tax law, no taxes are due on net investment income and realized capital gains earned by the Separate Account. The Insurance Company reserves the right to make a deduction for taxes if in the future the Insurance Company must pay tax on the Separate Account's operations.

TAXATION OF ANNUITY PAYMENTS

The Contract offered by this Prospectus is intended to be an annuity contract for purposes of Section 72 of the Code.

Under present law, any increase in value with respect to amounts accumulated under an annuity contract are taxed to a Participant when distributed. When Annuity Payments under a Thrift Plan and Contract begin, or a lump sum payment of a Participant's Account Balance is received in lieu thereof, payments generally are includable in the gross income of the individual recipient and are taxed at ordinary income rates. Pursuant to the methods prescribed in
Section 72 of the Code, such recipient may exclude from gross income that portion of Annuity Payments or a lump sum payment which in effect is a return of capital, i.e., that portion attributable to nondeductible (for tax purposes) Contributions (excluding any earnings thereon) made under the Contract. Generally, in the case of withdrawals from an annuity contract before Annuity Commencement Date, the basis recovery amount (non-taxable amount) of a withdrawal will be calculated based on the ratio of the employee contributions which were not excludable or deductible to the portion of the total account balance at the time of withdrawal, excluding amounts not yet vested, if any. Generally, employee contributions under a Thrift Plan which meets the requirements of Code Section 403(b) are excludable (along with employer contributions) within the applicable limits of that Code Section; employee contributions under a Thrift Plan which meets the requirements of Code Section 401(a) are not excludable from the employee's gross income and are not deductible.

In the case of annuity payments made from such plans, such amounts are subject to taxation on a pro-rata basis in the same ratio as the amount that employee contributions which were not excludable or deductible have to the expected return under the Contract on the Annuity Commencement Date. If the employee's life span exceeds the predicted life span, the employee will eventually have his or her total investment in the Contract returned tax free. Any payments made after that point are fully taxable. If the employee dies before the basis recovery occurs, the unrecovered amount may either be deducted on the final income tax return for the employee's last taxable year or by the beneficiary.

In the case of permitted withdrawals from a TDA Thrift Plan, income taxation rules described above apply and a penalty may be imposed under the Code on certain distributions, currently equal to ten percent of the amount which is includible in gross income for tax purposes.

The penalty tax generally is not imposed, however, on distributions made (1) on or after age 59 1/2, death or disability; (2) as part of a series of substantially equal periodic payments made over the life or life expectancy of the Participant or the joint lives or life expectancy of the Participant and his or her beneficiary; (3) on account of separation from service after attainment of age 55; and (4) equal to deductible medical expenses under
Section 213 of the Code.

In addition, the Code restricts the withdrawal of salary reduction amounts contributed to a TDA Thrift Plan on or after January 1, 1989 and post-1988 earnings on all salary reduction contributions to attainment of age 59 1/2, termination of employment, death, disability and certain financial hardships. In the case of hardship distributions after 1988, earnings on salary reduction contributions may not be withdrawn. Also, any amounts which were transferred from a Code Section 403(b)(7) custodial account are subject to additional tax law withdrawal restrictions which apply to custodial accounts.

In general, a death benefit, consisting of amounts paid to a Participant's beneficiary (see "Death Benefits") is includable in the Participant's estate for federal tax purposes. (See "Obtaining Tax Advice.")

A Participant who receives aggregate retirement distributions for a calendar year in excess of a certain amount may be subject to a penalty tax equal to 15% of the excess. This penalty generally does not apply to death benefits and certain other distributions, and various special rules apply. (See "Obtaining Tax Advice".)

If the Contract is offered for use with a TDA Thrift Plan meeting the requirements of Section 403(b) of the Code, contributions made under an annuity contract by tax-exempt organizations meeting the requirements of the
Section 501(c)(3) of the Code are excludable from the gross income of employees of such organizations. This exclusion, however, is limited to the extent that the aggregate contributions per year on behalf of such employee do not exceed the exclusion allowance set forth in Section 403(b)(2) of the Code or the contribution limitation set forth in Section 415(c) of the Code. Generally, except for a limited catch-up provision, the maximum amount that may be excluded by an employee from gross income under a salary reduction agreement is $9,500.

Generally, subject to the $9,500 maximum on salary reduction amounts, amounts up to 20% of the taxable includable compensation received annually from the employer which is applied to purchase annuities are excludable by a Participant. Generally, the formula used in determining the excludable amount for the current year takes into consideration the Participant's length of employment and contributions to the Plan and to certain other plans, if any, which were excluded from the Participant's taxable income for prior years. Furthermore, annual employer and employee Contributions to the Plan (and to certain other plans) may, in general, not exceed the lesser of $30,000, or 25% of a Participant's includable compensation. Additional limits generally apply if the employer makes matching contributions.

If the Contract is offered for use with a Thrift Plan designed to meet the qualifications of Section 401(a) of the Code, annual contributions to all qualified defined contribution Plans under Section 401(a) are limited to the amounts provided for in Section 415, which generally are the lesser of $30,000 or 25% of a Participant's annual compensation. Additional limits apply to employee contributions to such plans and, if the employer makes matching contributions, to those matching contributions as well. If the limits on employer matching contributions are exceeded, certain of those matching contributions may be forfeited.

Any amounts contributed in excess of the amounts described above would be treated as excess contributions to the Plan and could result in additional penalties and/or corrective distributions which are includible in income.

Distributions to Participants in both a TDA Thrift Plan, a Plan qualified under Section 401(a) or 403(a) of the Code, including plans subject to Section 401(k) of the Code, and a Plan meeting the requirements of Section 403(b), generally must begin no later than April 1 of the year following the year in which the Participant attains age 70 1/2, unless the Participant has not terminated employment. Federal tax law also generally imposes certain specific provisions for distributions which must be made upon the death of a Participant and which may reduce the period over which distributions may otherwise be made and/or deferred.

If the Code requires in a particular tax year that distributions in specified minimum amounts must commence because of the Participant's age or death, and if a distribution is not made in an amount at least equal to the minimum amount, the Code imposes a penalty tax equal to 50% of the difference between the required minimum and the actual taxable distribution.

WITHHOLDING ON ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS

Most withdrawals are subject to automatic 20% federal income tax withholding unless the participant elects to have the withdrawal paid directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order, except that a surviving spouse may only have a direct rollover made to an IRA. The required 20% federal tax withholding cannot be waived if a direct rollover is not elected.

The rules do not apply to all payments. The automatic 20% withholding does not apply to any distribution that is (a) one of a series of substantially equal periodic payments (not less frequently than annually) made (1) for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated beneficiary, or (2) for a specified period of 10 years or more, or (b) a minimum distribution required under Section 401(a)(9) of the Code. In general, tax withholding at different rates (generally 10%) does apply to such payments but payees can elect to have withholding waived. Death benefit payments to non-spouse beneficiaries generally cannot be rolled over and are subject to tax withholding at different rates, but payees can elect to have withholding waived. Certain small payments may also be exempt from direct rollover and tax withholding rules.

When withdrawals or benefit payments are to be made, participants (or beneficiaries) will be given detailed information and advised of their elections. That information should be carefully reviewed. Residents of certain states will have state withholding apply if they have elected to have federal withholding apply.

OBTAINING TAX ADVICE

The description in this Prospectus of the federal tax status of amounts accumulated or received under the Contracts is not exhaustive and is for information purposes only. The description does not purport to cover all situations involving the purchase of an annuity or the election of an option under the Contract. Tax results may vary depending upon individual situations and special rules may apply in certain cases. State and local taxes may also pertain. For these reasons a qualified tax advisor should be consulted for complete tax information regarding any specific situation.

                                 VOTING RIGHTS

In accordance with the Insurance Company's view of present applicable law, and so long as the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges, the Insurance Company will vote the shares of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) and Calvert Responsibly Invested Balanced Portfolio held in the Separate Account at regular and special meetings of the shareholders of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Responsibly Invested Balanced Portfolio according to instructions received from persons having the right to instruct the Insurance Company on how to vote the shares, as defined below. The Insurance Company will vote shares for which it has not received instructions in the same proportion as the Insurance Company votes shares for which it has received instructions, except for shares owned by the Insurance Company representing "seed" money, which will be voted in the Insurance Company's discretion. The Insurance Company exercises discretion with respect to less than 1% of the voting interest in the Separate Account. If the Investment Company Act of 1940 should be amended, or if the present interpretation thereof should change, and as a result the Insurance Company determines that it is permitted to vote the shares of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Responsibly Invested Balanced Portfolio in its own discretion, it may elect to do so.

The person having the right to give voting instructions to the Insurance Company under a Contract is the following: under an individual Contract, the person to whom the Contract is issued and for whom an amount is accumulated in the Separate Account, and, under a group Contract, the individual for whom amounts are accumulated in the Separate Account, i.e., the Participant.

Each person having the right to instruct the Insurance Company on how to vote the shares of any of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Responsibly Invested Balanced Portfolio will receive periodic reports relating to such funds or portfolios, including proxy material and a form with which to give voting instructions.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, quotations of the "yield" and "effective yield" of the Separate Account's Money Market Fund may be included in advertisements, sales literature or shareholder reports. Both yield figures are based on the historical performance of the Fund and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (the ending date of which will be stated). This income is then annualized. That is, the amount of income generated by the Fund during that week is assumed to be generated each week during such 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Money Market Fund will vary based on, among other things, changes in the market conditions, the level of interest rates and the level of the Money Market Fund's portfolio expenses.

OTHER FUNDS

From time to time, quotations of a Fund's "total return" may be included in advertisements, sales literature or shareholder reports. Total return figures are based on the historical performance of the Fund and show the performance of a hypothetical investment and are not intended to indicate future performance. The total return of a Fund refers to return assuming an investment has been held in the Fund for one, five and ten years and for the life of the Fund (the ending date of which will be stated). The total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Fund will vary based on, among other things, changes in market conditions and the level of the Fund's expenses.

For a detailed description of the methods used to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                           FUNDING AND OTHER CHANGES

The Insurance Company reserves the right, subject to compliance with applicable law, including approval of Participants if so required, (1) to create new investment funds of the Separate Account at any time; (2) to transfer assets determined by the Insurance Company to be associated with the class of contracts to which the Contract belongs from the Separate Account to another Separate Account of the Insurance Company by withdrawing the same percentage of each investment in the Separate Account with appropriate adjustments to avoid odd lots and fractions; (3) to create additional separate investment accounts or combine any two or more accounts including the Separate Account; (4) to operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and to designate an investment adviser in connection therewith, which may be the Insurance Company, an affiliate of the Insurance Company or another person; (5) to deregister the Separate Account under the 1940 Act; and (6) to operate the Separate Account under the general supervision of a committee any or all the members of which may be interested persons (as defined in the 1940 Act) of the Insurance Company or an affiliate, or to discharge the committee of one or more of the Separate Accounts.

                       OTHER VARIABLE ANNUITY CONTRACTS

In addition to the Contract described in this Prospectus, the Insurance Company offers other individual and group variable annuity contracts, some of which are not described in this Prospectus, but which may also participate in the Separate Account.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Distribution of the Contract
Money Market Yield Calculation
Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports

Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

          OBTAINING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION

To receive a copy of the Statement of Additional Information at no charge, the Participant may, as an alternative to calling (212) 224-1600, detach the Form included below and mail it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

-------------------------------------------------------------------------------

              ORDER FORM FOR STATEMENT OF ADDITIONAL INFORMATION

To:  Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 1997 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:

              ---------------------------------------------------
              Name

              ---------------------------------------------------
              Street Address

              ---------------------------------------------------
              City                          State           Zip

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                             THRIFT PLAN CONTRACT

                                  OFFERED BY

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                320 PARK AVENUE
                            NEW YORK NEW YORK 10022

                                ---------------

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Thrift Plan Contract ("Contract") offered by Mutual of America Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997, by calling (212) 224-1600, or writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022. Terms used in the current Prospectus for the Contracts are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Dated: May 1, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DISTRIBUTION OF THE CONTRACTS..............................................   2
MONEY MARKET YIELD CALCULATION.............................................   2
PERFORMANCE INFORMATION....................................................   2
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS.....................................   5
STATE REGULATION...........................................................   5
PERIODIC REPORTS...........................................................   6
LEGAL PROCEEDINGS..........................................................   6
LEGAL MATTERS..............................................................   6
EXPERTS....................................................................   6
ADDITIONAL INFORMATION.....................................................   6
FINANCIAL STATEMENTS.......................................................   6

                         DISTRIBUTION OF THE CONTRACTS

The Insurance Company offers the Contracts for sale on a continuous basis through certain employees of the Insurance Company. The only compensation paid for sales of the Contracts is in the form of salary. The Insurance Company is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are licensed agents of the Insurance Company and are duly qualified registered representatives.

                        MONEY MARKET YIELD CALCULATION

In accordance with regulations adopted by the Securities and Exchange Commission, the Insurance Company is required to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gains on losses or shares of the Money Market Fund of the Investment Company or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Money Market Fund of the Separate Account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative and distribution expenses or services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

The Securities and Exchange Commission also permits the Insurance Company to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yield or rates of return. The Money Market Fund of the Separate Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, quotations of the performance of the Separate Account's Money Market Fund may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. Effective yield is the net annualized yield for a specified seven calendar-days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

  Effective Yield = [(Base Period Return +1) 365/7]-1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 1996 was 4.06%.

As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

                                     SAI-2

In connection with communicating its total return to current or prospective Participants, the Money Market Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS

From time to time, quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund may be included in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per accumulation unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

FUNDS OTHER THAN MONEY MARKET

From time to time, quotations of a Fund's "total return" may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                               T = (ERV/P)/1//n - 1

Where:

 P    =  a hypothetical initial payment of $1,000
 T     = average annual total return
 n     = number of years
 ERV   = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) -1.

 C   = Cumulative Total Return
 P   = hypothetical initial payment of $1,000
 ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                                     SAI-3

                                AVERAGE ANNUAL
                           TOTAL RETURN FOR PERIODS

                         ENDED DECEMBER 31, 1996

             FUND             ONE YEAR  FIVE YEARS  TEN YEARS  LIFE OF THE FUND
             ----             --------  ----------  ---------  ----------------
   Investment Company All
    America.................      18.9%       12.3%      12.0%         13.6%(1)
   Investment Company Equity
    Index...................      20.8         N/A        N/A         14.5  (2)
   Investment Company Bond..       1.9         6.4        6.4          7.8  (1)
   Investment Company Short-
    Term Bond...............       3.3         N/A        N/A          3.1  (2)
   Investment Company Mid-
    Term Bond...............       2.2         N/A        N/A          4.3  (2)
   Investment Company Com-
    posite..................      10.1         8.7        9.0         10.6  (1)
   Investment Company Ag-
    gressive Equity.........      25.1         N/A        N/A         24.2  (3)
   Fidelity VIP Equity-In-
    come....................      12.5        16.2        N/A         11.9  (4)
   Fidelity VIP II Contra...      19.5         N/A        N/A         28.3  (5)
   Fidelity VIP II Asset
    Manager.................      12.8         9.6        N/A         10.2  (6)
   Scudder Capital Growth...      18.3        10.7       11.4         12.7  (7)
   Scudder Bond.............       1.2         5.1        6.3          6.9  (7)
   Scudder International....      13.0         9.4        N/A          8.5  (8)
   American Century VP
    Capital Appreciation....      (5.6)        4.7        N/A          9.3  (9)
   Calvert Responsibly In-
    vested Balanced.........      10.9         8.8       10.1          8.6 (10)

                      CUMULATIVE TOTAL RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1996

             FUND             ONE YEAR  FIVE YEARS  TEN YEARS  LIFE OF THE FUND
             ----             --------  ----------  ---------  ----------------
   Investment Company All
    America.................      18.9%       78.8%     209.4%        364.3%(1)
   Investment Company Equity
    Index...................      20.8         N/A        N/A         70.0  (2)
   Investment Company Bond..       1.9        36.2       85.1        146.5  (1)
   Investment Company Short-
    Term Bond...............       3.3         N/A        N/A         13.1  (2)
   Investment Company Mid-
    Term Bond...............       2.2         N/A        N/A         17.7  (2)
   Investment Company Com-
    posite..................      10.1        51.8      137.4        236.4  (1)
   Investment Company
    Aggressive Equity.......      25.1         N/A        N/A         65.7  (3)
   Fidelity VIP Equity-In-
    come....................      12.5       111.6        N/A        216.7  (4)
   Fidelity VIP II Contra...      19.5         N/A        N/A         64.5  (5)
   Fidelity VIP II Asset
    Manager.................      12.8        58.1        N/A        103.8  (6)
   Scudder Capital Growth...      18.3        66.4      195.0        295.1  (7)
   Scudder Bond.............       1.2        28.4       84.5        115.4  (7)
   Scudder International....      13.0        56.8        N/A        119.4  (8)
   American Century VP
    Capital Appreciation....      (5.6)       26.1        N/A        124.9  (9)
   Calvert Responsibly
    Invested Balanced.......      10.9        52.2      161.9        134.1 (10)

-------
 (1) For the period beginning January 1, 1985 (commencement of operations)
 (2) For the period beginning February 5, 1993 (commencement of operations)
 (3) For the period beginning May 2, 1994 (commencement of operations)
 (4) For the period beginning October 9, 1986 (commencement of operations)
 (5) For the period beginning January 3, 1995 (commencement of operations)
 (6) For the period beginning September 6, 1989 (commencement of operations)
 (7) For the period beginning July 16, 1985 (commencement of operations)
 (8) For the period beginning May 1, 1987 (commencement of operations)
 (9) For the period beginning November 20, 1987 (commencement of operations)
(10) For the period beginning September 2, 1986 (commencement of operations)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of that Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates for the Funds reflect the commencement dates for the underlying fund or portfolio. Separate Account charges have been deducted for funds or portfolios which commenced operations prior to the commencement of operations of the corresponding Fund of the Separate Account.

                                     SAI-4

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge (a $2.00 monthly contract fee assessed as a cost per $1,000 based on the average account balance for all individually allocated contracts). The monthly contract fee is deducted initially from any net assets in the Participant's Account which have been allocated to the General Account. If no net assets are allocated to such Account, the monthly contract fee would be deducted from the net assets of the Participant's Account which have been allocated to one of the Funds of the Separate Account in the following order: (a) Investment Company Money Market,
(b) Investment Company Short-Term Bond, (c) Investment Company Mid-Term Bond,
(d) Investment Company Bond, (e) Scudder Bond, (f) Investment Company Composite, (g) Fidelity VIP II Asset Manager, (h) Calvert Responsibly Invested Balanced, (i) Fidelity VIP Equity-Income, (j) Investment Company All America,
(k) Investment Company Equity Index, (l) Fidelity VIP II Contrafund, (m) Investment Company Aggressive Equity, (n) Scudder Capital Growth, (o) Scudder International, and (p) American Century VP Capital Appreciation (formerly known as TCI Growth). As such, the allocation of the net assets of a Participant's Account would determine whether any monthly contract fee would be charged against a Separate Account Fund.

The actual treatment of the monthly contract fee and its effect on total return would depend on the Participant's actual allocation. If a Participant has net assets in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of such a Participant's net assets held in any of the Funds of the Separate Account would experience a higher total return than shown above. If a Participant has no assets allocated to the General Account, but has net assets allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above and the Separate Account Fund from which the fee was deducted would illustrate a lower total return than shown above. If a Participant has no assets in the General Account, but has net assets allocated only to one Fund of the Separate Account, then after deduction of the monthly contract fee, an illustration of such a total return figure would be lower than that shown above.

Performance figures, when used, are based on historical earnings and are not guaranteed. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the level of the Fund's expenses. Unit values will fluctuate so shares, when redeemed, may be worth more or less than their original cost.

In connection with communicating its total return to current or prospective Participants, a Fund also may compare these figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Insurance Company. Records are maintained of all purchases and redemptions of eligible Portfolio Companies shares held by each of the Funds of the Separate Account.

                               STATE REGULATION

The Insurance Company is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which it does business.

The Insurance Company must file with the Superintendent an annual statement on a form promulgated by the National Association of Insurance Commissioners. It must also file with New York and other states a separate statement with respect to any separate accounts that it may maintain, including the Separate Account. The Insurance Company's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the Insurance Company is made at least every five years. A full examination of the Insurance Company's operations may also be conducted periodically by other states.

The laws of New York and of other states in which the Insurance Company is licensed to transact business provide specifically for regulation and supervision of the variable annuity activities of life insurance companies. Included in such regulations are requirements relating to mandatory contract provisions and approval of contract form. Such state regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law.

                                     SAI-5

Generally, the states in which the Insurance Company does business apply the laws of New York in determining permissible investments for the Insurance Company.

                               PERIODIC REPORTS

Prior to a Participant's Annuity Commencement Date, the Participant will be provided by the Insurance Company, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period: (1) the Deferred Compensation deposits made on behalf of the Participant under 457 Contracts, or Contributions made for the purchase of an annuity under other Contracts, to the Separate and General Accounts; the date such Deferred Compensation was deducted from the Participant's salary or Contribution made and the date it was credited to the Participant's account; (2) the interest accrued on amounts allocated for the Participant to the General Account; (3) the number and dollar value of Accumulation Units credited to the Participant in each Fund of the Separate Account; and (4) the total amounts of all withdrawals and transfers from each Account and each Fund. Employers have been informed that payment must be remitted to the Insurance Company within seven days of the date it has been withheld from the Participant's pay. The statement also will specify the Participant's Account Balance available to provide a periodic benefit, cash return, or death benefit with respect to the Participant. The Insurance Company will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account, and a schedule of investments held in each Fund of the Investment Company.

                               LEGAL PROCEEDINGS

The Insurance Company is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including the Insurance Company's right to issue the Contracts thereunder, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of the Insurance Company. Legal matters relating to the Federal securities laws have been passed upon by the law firm of Graham & James LLP, New York, New York.

                                    EXPERTS

The financial statements included in this Statement of Additional Information have been audited by the Insurance Company's independent public accountants, Arthur Andersen LLP, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the Commission.

                             FINANCIAL STATEMENTS

To the extent that Participants under the Contracts are participating in the investment performance of the Separate Account, the amounts of Participants' Account Balances and annuity payments are affected primarily by the investment results of the chosen Fund(s) of the Separate Account.

The financial statements of the Insurance Company that are included in this Statement of Additional Information should be considered only as bearing on the ability of the Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI-6

Financial Statements of the Separate Account for the year ended December 31, 1996 are included as follows:

   Statement of Assets and Liabilities...................................     VI
   Statement of Operations...............................................   VIII
   Statements of Changes in Net Assets...................................      X
   Notes to Financial Statements.........................................   XIII
   Report of Independent Public Accountants..............................   XVII

Financial Statements of the Insurance Company for the year ended December 31, 1996 are included as follows:

   Report of Independent Public Accountants.............................. SAI-8
   Consolidated Statements of Financial Condition........................ SAI-9
   Consolidated Statements of Operations and Surplus..................... SAI-10
   Consolidated Statements of Cash Flows................................. SAI-11
   Notes to Consolidated Financial Statements............................ SAI-12

                                     SAI-7

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                             MUTUAL OF AMERICA
                             -------------------------------------------------
                             MONEY MARKET ALL AMERICA    EQUITY       BOND
                                 FUND         FUND     INDEX FUND     FUND
                             ------------ ------------ ----------- -----------
Assets:
Investments in Mutual of
 America Investment
 Corporation at market value
 (Cost:
 Money Market Fund --
   $32,642,625
 All America Fund --
   $215,500,697
 Equity Index Fund --
   $50,748,917
 Bond Fund -- $35,179,723)
 (Notes 1 and 2)............ $32,511,499  $266,873,270 $59,254,485 $34,411,219
Due From (To) Mutual of
 America General Account....     301,285     1,764,684   1,962,036      67,735
                             -----------  ------------ ----------- -----------
Net Assets.................. $32,812,784  $268,637,954 $61,216,521 $34,478,954
                             ===========  ============ =========== ===========
Unit Value at December 31,
 1996 (Note 5)..............      $ 1.87        $ 5.39      $ 1.72      $ 2.75
                                  ======        ======      ======      ======
Number of Units Outstanding
 at December 31, 1996 (Note
 5).........................  17,511,321    49,797,567  35,659,625  12,548,214
                             ===========  ============ =========== ===========

                                                MUTUAL OF AMERICA
                                  -----------------------------------------------
                                                                      AGGRESSIVE
                                  SHORT-TERM  MID-TERM   COMPOSITE      EQUITY
                                  BOND FUND  BOND FUND      FUND         FUND
                                  ---------- ---------- ------------  -----------
Assets:
Investments in Mutual of America
 Investment Corporation at
 market value
 (Cost:
 Short-Term Bond Fund --
   $2,425,654
 Mid-Term Bond Fund --
   $5,002,565
 Composite Fund -- $240,213,132
 Aggressive Equity Fund --
   $86,627,575)
 (Notes 1 and 2)................  $2,399,136 $4,529,043 $250,437,858  $89,972,197
Due From (To) Mutual of America
 General Account................      25,538     19,536     (193,544)    (429,848)
                                  ---------- ---------- ------------  -----------
Net Assets......................  $2,424,674 $4,548,579 $250,244,314  $89,542,349
                                  ========== ========== ============  ===========
Unit Value at December 31, 1996
 (Note 5)..........................   $ 1.14     $ 1.19       $ 3.75       $ 1.80
                                      ======     ======       ======       ======
Number of Units Outstanding at
 December 31, 1996 (Note 5).....   2,129,412  3,828,100   66,714,952   49,800,336
                                  ========== ========== ============  ===========

   The accompanying notes are an integral part of these financial statements.

                                       VI

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                         SCUDDER                      TCI       CALVERT
                          --------------------------------------  ----------- -----------
                                        CAPITAL                               RESPONSIBLY
                             BOND        GROWTH    INTERNATIONAL    GROWTH     INVESTED
                             FUND         FUND         FUND          FUND        FUND
                          ----------- ------------ -------------  ----------- -----------
Assets:
Investments in Scudder
 Portfolios, TCI Growth
 Fund and Calvert
 Responsibly Invested
 Portfolio at market
 value
 (Cost:
 Scudder Bond Fund --
   $16,106,363
 Scudder Capital Growth
  Fund -- $161,273,633
 Scudder International
  Fund -- $85,733,463
 TCI Growth Fund --
   $79,665,157
 Calvert Responsibly
  Invested Portfolio --
   $21,926,864)
 (Notes 1 and 2)........  $15,618,347 $204,282,725 $104,627,698   $83,510,038 $23,755,739
Due From (To) Mutual of
 America General
 Account................       18,929      571,262   (1,391,371)      242,492     166,018
                          ----------- ------------ ------------   ----------- -----------
Net Assets..............  $15,637,276 $204,853,987 $103,236,327   $83,752,530 $23,921,757
                          =========== ============ ============   =========== ===========
Unit Value at December
 31, 1996 (Note 5)......      $ 11.48      $ 22.11      $ 13.43       $ 11.53      $ 2.23
                              =======      =======      =======       =======      ======
Number of Units
 Outstanding at December
 31, 1996 (Note 5)......    1,362,287    9,265,744    7,687,579     7,264,496  10,713,395
                          =========== ============ ============   =========== ===========

                                                      FIDELITY
                                       ----------------------------------------
                                            VIP        VIP II        VIP II
                                       EQUITY-INCOME   CONTRA     ASSET MANAGER
                                           FUND         FUND          FUND
                                       ------------- -----------  -------------
Assets:
Investments in Fidelity Portfolios at
 market value
 (Cost:
 VIP Equity-Income Fund --
   $47,282,361
 VIP II Contra Fund -- $56,333,671
 VIP II Asset Manager Fund --
   $9,713,829)
 (Notes 1 and 2).....................   $52,157,836  $65,584,941   $10,579,297
Due From (To) Mutual of America
 General Account.....................      (799,158)  (1,229,692)      282,682
                                        -----------  -----------   -----------
Net Assets...........................   $51,358,678  $64,355,249   $10,861,979
                                        ===========  ===========   ===========
Unit Value at December 31, 1996 (Note
 5)..................................       $ 21.93      $ 16.59       $ 17.72
                                            =======      =======       =======
Number of Units Outstanding at
 December 31, 1996 (Note 5)..........     2,341,936    3,879,776       612,867
                                        ===========  ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                                      VII

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                             MUTUAL OF AMERICA
                          ---------------------------------------------------------
                          MONEY MARKET ALL AMERICA  EQUITY INDEX        BOND
                              FUND        FUND          FUND            FUND
                          ------------ -----------  ------------  -----------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............   $1,324,066  $13,468,089  $ 2,017,643      $ 2,262,234
                           ----------  -----------  -----------      -----------
Total income............    1,324,066   13,468,089    2,017,643        2,262,234
                           ----------  -----------  -----------      -----------
Expenses (Note 3):
 Fees...................      395,269    2,902,848      528,457          409,658
 Administrative
  expenses..............       79,017      147,007       32,877           61,887
                           ----------  -----------  -----------      -----------
Total Expenses..........      474,286    3,049,855      561,334          471,545
                           ----------  -----------  -----------      -----------
Net Investment Income
 (Loss).................      849,780   10,418,234    1,456,309        1,790,689
                           ----------  -----------  -----------      -----------
Net Realized and
 Unrealized Gain (Loss)
 on
 Investments (Note 1):
 Net realized gain
  (loss) on
  investments...........       73,658    2,431,185      476,262           68,629
 Net unrealized
  appreciation
  (depreciation) of
  investments...........      278,840   28,344,476    6,045,598       (1,221,188)
                           ----------  -----------  -----------      -----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........      352,498   30,775,661    6,521,860       (1,152,559)
                           ----------  -----------  -----------      -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........   $1,202,278  $41,193,895  $ 7,978,169      $   638,130
                           ==========  ===========  ===========      ===========
                                             MUTUAL OF AMERICA
                          ---------------------------------------------------------
                           SHORT-TERM   MID-TERM     COMPOSITE    AGGRESSIVE EQUITY
                           BOND FUND    BOND FUND       FUND            FUND
                          ------------ -----------  ------------  -----------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............   $   93,631  $   617,704  $31,535,711      $12,716,658
                           ----------  -----------  -----------      -----------
Total income............       93,631      617,704   31,535,711       12,716,658
                           ----------  -----------  -----------      -----------
Expenses (Note 3):
 Fees...................       24,809       50,783    3,060,681          726,246
 Administrative
  expenses..............        5,283        7,924      252,940           38,003
                           ----------  -----------  -----------      -----------
Total Expenses..........       30,092       58,707    3,313,621          764,249
                           ----------  -----------  -----------      -----------
Net Investment Income
 (Loss).................       63,539      558,997   28,222,090       11,952,409
                           ----------  -----------  -----------      -----------
Net Realized and
 Unrealized Gain (Loss)
 on
 Investments (Note 1):
 Net realized gain
  (loss) on
  investments...........        7,065       (2,132)   2,739,162          201,936
 Net unrealized
  appreciation
  (depreciation) of
  investments...........       (1,966)    (455,047)  (6,525,946)         547,221
                           ----------  -----------  -----------      -----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........        5,099     (457,179)  (3,786,784)         749,157
                           ----------  -----------  -----------      -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........   $   68,638  $   101,818  $24,435,306      $12,701,566
                           ==========  ===========  ===========      ===========

   The accompanying notes are an integral part of these financial statements.

                                      VIII

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                        SCUDDER                     TCI         CALVERT
                          ------------------------------------- ------------  -----------
                                        CAPITAL                               RESPONSIBLY
                             BOND       GROWTH    INTERNATIONAL    GROWTH      INVESTED
                             FUND        FUND         FUND          FUND         FUND
                          ----------  ----------- ------------- ------------  -----------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends..............  $1,316,556  $15,621,108  $ 2,077,284  $ 10,819,616  $1,778,522
                          ----------  -----------  -----------  ------------  ----------
Total income............   1,316,556   15,621,108    2,077,284    10,819,616   1,778,522
                          ----------  -----------  -----------  ------------  ----------
Expenses (Note 3):
 Fees...................     182,202    2,243,282    1,201,020       965,938     237,816
 Administrative
  expenses..............      37,353      104,160       25,882        26,190      35,000
                          ----------  -----------  -----------  ------------  ----------
Total Expenses..........     219,555    2,347,442    1,226,902       992,128     272,816
                          ----------  -----------  -----------  ------------  ----------
Net Investment Income
 (Loss).................   1,097,001   13,273,666      850,382     9,827,488   1,505,706
                          ----------  -----------  -----------  ------------  ----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments (Note
 1):
 Net realized gain
  (loss) on
  investments...........    (110,077)   1,971,672    3,882,634     3,898,097      72,424
 Net unrealized
  appreciation
  (depreciation) of
  investments...........    (788,323)  15,612,266    7,289,627   (18,669,322)    439,874
                          ----------  -----------  -----------  ------------  ----------
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........    (898,400)  17,583,938   11,172,261   (14,771,225)    512,298
                          ----------  -----------  -----------  ------------  ----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations........  $  198,601  $30,857,604  $12,022,643  $ (4,943,737) $2,018,004
                          ==========  ===========  ===========  ============  ==========

                                                      FIDELITY
                                       ---------------------------------------
                                            VIP        VIP II       VIP II
                                       EQUITY-INCOME   CONTRA    ASSET MANAGER
                                           FUND         FUND         FUND
                                       ------------- ----------  -------------
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends............................  $  965,667   $  261,805    $245,695
                                        ----------   ----------    --------
Total income..........................     965,667      261,805     245,695
                                        ----------   ----------    --------
Expenses (Note 3):
 Fees.................................     447,520      544,562      85,671
 Administrative expenses..............      52,766       34,222      12,957
                                        ----------   ----------    --------
Total Expenses........................     500,286      578,784      98,628
                                        ----------   ----------    --------
Net Investment Income (Loss)..........     465,381     (316,979)    147,067
                                        ----------   ----------    --------
Net Realized and Unrealized Gain
 (Loss) on Investments (Note 1):
 Net realized gain (loss) on
  investments.........................      36,749      106,747      17,488
 Net unrealized appreciation
  (depreciation) of investments.......   4,033,446    8,757,016     726,606
                                        ----------   ----------    --------
Net Realized and Unrealized Gain
 (Loss) on Investments................   4,070,195    8,863,763     744,094
                                        ----------   ----------    --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations............  $4,535,576   $8,546,784    $891,161
                                        ==========   ==========    ========

   The accompanying notes are an integral part of these financial statements.

                                       IX

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      MUTUAL OF AMERICA
                          ------------------------------------------------------------------------------
                             MONEY MARKET FUND          ALL AMERICA FUND           EQUITY INDEX FUND
                          ------------------------  --------------------------  ------------------------
                             1996         1995          1996          1995         1996         1995
                          -----------  -----------  ------------  ------------  -----------  -----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $   849,780  $ 1,625,250  $ 10,418,234  $  4,164,433  $ 1,456,309  $   575,015
 Net realized gain
  (loss) on
  investments...........       73,658      174,996     2,431,185       676,857      476,262      162,564
 Net unrealized
  appreciation
  (depreciation) of
  investments...........      278,840     (485,901)   28,344,476    41,443,244    6,045,598    2,678,826
                          -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease)
 in net assets resulting
 from operations........    1,202,278    1,314,345    41,193,895    46,284,534    7,978,169    3,416,405
                          -----------  -----------  ------------  ------------  -----------  -----------
From Unit Transactions:
 Contributions..........    6,015,021    6,674,056    30,608,222    20,883,923   11,517,471    4,017,188
 Withdrawals............   (4,077,160)  (3,900,806)  (15,824,928)  (10,074,230)  (6,193,918)  (2,116,885)
 Net transfers..........   (1,853,101)  (2,980,451)   15,311,478    10,560,332   23,679,496   14,042,110
                          -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease)
 from unit
 transactions...........       84,760     (207,201)   30,094,772    21,370,025   29,003,049   15,942,413
                          -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease)
 in Net Assets..........    1,287,038    1,107,144    71,288,667    67,654,559   36,981,218   19,358,818
Net Assets:
Beginning of Year.......   31,525,746   30,418,602   197,349,287   129,694,728   24,235,303    4,876,485
                          -----------  -----------  ------------  ------------  -----------  -----------
End of Year.............  $32,812,784  $31,525,746  $268,637,954  $197,349,287  $61,216,521  $24,235,303
                          ===========  ===========  ============  ============  ===========  ===========
                                                      MUTUAL OF AMERICA
                          ------------------------------------------------------------------------------
                                 BOND FUND            SHORT-TERM BOND FUND        MID-TERM BOND FUND
                          ------------------------  --------------------------  ------------------------
                             1996         1995          1996          1995         1996         1995
                          -----------  -----------  ------------  ------------  -----------  -----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income
  (loss)................  $ 1,790,689  $ 1,576,433  $     63,539  $     63,700  $   558,997  $   157,817
 Net realized gain
  (loss) on
  investments...........       68,629      (28,928)        7,065        14,369       (2,132)      (8,004)
 Net unrealized
  appreciation
  (depreciation) of
  investments...........   (1,221,188)   3,085,787        (1,966)        7,196     (455,047)     129,249
                          -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease)
 in net assets resulting
 from operations........      638,130    4,633,292        68,638        85,265      101,818      279,062
                          -----------  -----------  ------------  ------------  -----------  -----------
From Unit Transactions:
 Contributions..........    5,112,307    4,347,174       650,490       481,850      953,690      525,221
 Withdrawals............   (3,323,187)  (2,307,210)     (229,391)      (87,191)    (231,712)    (262,353)
 Net transfers..........     (435,017)   1,651,332       344,727       (58,307)     424,626    1,301,289
                          -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease)
 from unit
 transactions...........    1,354,103    3,691,296       765,826       336,352    1,146,604    1,564,157
                          -----------  -----------  ------------  ------------  -----------  -----------
Net Increase (Decrease)
 in Net Assets..........    1,992,233    8,324,588       834,464       421,617    1,248,422    1,843,219
Net Assets:
Beginning of Year.......   32,486,721   24,162,133     1,590,210     1,168,593    3,300,157    1,456,938
                          -----------  -----------  ------------  ------------  -----------  -----------
End of Year.............  $34,478,954  $32,486,721  $  2,424,674  $  1,590,210  $ 4,548,579  $ 3,300,157
                          ===========  ===========  ============  ============  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                       X

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO.2
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                            MUTUAL OF AMERICA
                            ---------------------------------------------------
                                 COMPOSITE FUND         AGGRESSIVE EQUITY FUND
                            --------------------------  -----------------------
                                1996          1995         1996        1995
                            ------------  ------------  ----------- -----------
Increase (Decrease) in Net
 Assets:
From Operations:
 Net investment
  income(loss)............  $ 28,222,090  $ 10,222,848  $11,952,409 $ 1,684,376
 Net realized gain (loss)
  on investments..........     2,739,162       799,067      201,936     339,162
 Net unrealized
  appreciation
  (depreciation) of
  investments.............    (6,525,946)   29,855,578      547,221   2,317,578
                            ------------  ------------  ----------- -----------
Net Increase (Decrease) in
 net assets resulting from
 operations...............    24,435,306    40,877,493   12,701,566   4,341,116
                            ------------  ------------  ----------- -----------
From Unit Transactions:
 Contributions............    28,326,960    29,572,877   16,800,622   5,686,601
 Withdrawals..............   (22,088,981)  (19,258,841)     506,734      28,794
 Net transfers............   (19,948,521)  (18,173,511)  29,646,189  10,226,297
                            ------------  ------------  ----------- -----------
Net Increase (Decrease)
 from unit transactions...   (13,710,542)   (7,859,475)  46,953,545  15,941,692
                            ------------  ------------  ----------- -----------
Net Increase (Decrease) in
 Net Assets...............    10,724,764    33,018,018   59,655,111  20,282,808
Net Assets:
Beginning of Year.........   239,519,550   206,501,532   29,887,238   9,604,430
                            ------------  ------------  ----------- -----------
End of Year...............  $250,244,314  $239,519,550  $89,542,349 $29,887,238
                            ============  ============  =========== ===========

                                                            SCUDDER
                          --------------------------------------------------------------------------------
                                 BOND FUND             CAPITAL GROWTH FUND         INTERNATIONAL FUND
                          ------------------------  --------------------------  --------------------------
                             1996         1995          1996          1995          1996          1995
                          -----------  -----------  ------------  ------------  ------------  ------------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment
  income(loss)..........  $ 1,097,001  $   705,726  $ 13,273,666  $  3,335,742  $    850,382  $   (681,033)
 Net realized gain
  (loss) on
  investments...........     (110,077)     (43,337)    1,971,672       601,944     3,882,634     2,996,091
 Net unrealized
  appreciation
  (depreciation) of
  investments...........     (788,323)   1,156,840    15,612,266    28,289,318     7,289,627     5,526,646
                          -----------  -----------  ------------  ------------  ------------  ------------
Net Increase (Decrease)
 in net assets resulting
 from operations........      198,601    1,819,229    30,857,604    32,227,004    12,022,643     7,841,704
                          -----------  -----------  ------------  ------------  ------------  ------------
From Unit Transactions:
 Contributions..........    2,640,943    2,443,120    27,988,093    24,829,211    14,517,884    15,269,408
 Withdrawals............   (1,287,365)  (1,238,764)  (13,712,456)  (11,652,523)   (8,408,505)   (7,516,904)
 Net transfers..........     (259,197)       1,342       262,723    (5,052,941)   (1,008,537)  (22,431,215)
                          -----------  -----------  ------------  ------------  ------------  ------------
Net Increase (Decrease)
 from unit
 transactions...........    1,094,381    1,205,698    14,538,360     8,123,747     5,100,842   (14,678,711)
                          -----------  -----------  ------------  ------------  ------------  ------------
Net Increase (Decrease)
 in Net Assets..........    1,292,982    3,024,927    45,395,964    40,350,751    17,123,485    (6,837,007)
Net Assets:
Beginning of Year.......   14,344,294   11,319,367   159,458,023   119,107,272    86,112,842    92,949,849
                          -----------  -----------  ------------  ------------  ------------  ------------
End of Year.............  $15,637,276  $14,344,294  $204,853,987  $159,458,023  $103,236,327  $ 86,112,842
                          ===========  ===========  ============  ============  ============  ============


   The accompanying notes are an integral part of these financial statements.

                                       XI

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS* ENDED DECEMBER 31,

                                    TCI                       CALVERT
                          -------------------------  --------------------------
                                GROWTH FUND          RESPONSIBLY INVESTED FUND
                          -------------------------  --------------------------
                              1996         1995          1996          1995
                          ------------  -----------  ------------  ------------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment
  income(loss)..........  $  9,827,488  $  (768,225) $  1,505,706  $  1,173,547
 Net realized gain
  (loss) on
  investments...........     3,898,097    2,629,546        72,424        55,268
 Net unrealized
  appreciation
  (depreciation) of
  investments...........   (18,669,322)  16,390,488       439,874     1,651,549
                          ------------  -----------  ------------  ------------
Net Increase (Decrease)
 in net assets resulting
 from operations........    (4,943,737)  18,251,809     2,018,004     2,880,364
                          ------------  -----------  ------------  ------------
From Unit Transactions:
 Contributions..........    16,360,753   13,560,719     4,807,906     3,096,573
 Withdrawals............    (7,283,773)  (6,457,226)   (1,198,222)     (829,244)
 Net transfers..........   (18,548,118)  13,097,419     2,535,811     1,233,524
                          ------------  -----------  ------------  ------------
Net Increase (Decrease)
 from unit
 transactions...........    (9,471,138)  20,200,912     6,145,495     3,500,853
                          ------------  -----------  ------------  ------------
Net Increase (Decrease)
 in Net Assets..........   (14,414,875)  38,452,721     8,163,499     6,381,217
Net Assets:
Beginning of Year.......    98,167,405   59,714,684    15,758,258     9,377,041
                          ------------  -----------  ------------  ------------
End of Year.............  $ 83,752,530  $98,167,405  $ 23,921,757  $ 15,758,258
                          ============  ===========  ============  ============

                                                         FIDELITY
                          --------------------------------------------------------------------------
                                    VIP                      VIP II                  VIP II
                               EQUITY-INCOME                CONTRA               ASSET MANAGER
                                   FUND                      FUND                     FUND
                          ------------------------  ------------------------ -----------------------
                             1996        1995(A)       1996        1995(A)      1996       1995(A)
                          -----------  -----------  -----------  ----------- -----------  ----------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment
  income(loss)..........  $   465,381  $    52,183  $  (316,979) $   211,743 $   147,067  $  (11,648)
 Net realized gain
  (loss) on
  investments...........       36,749          167      106,747       21,227      17,488       9,118
 Net unrealized
  appreciation
  (depreciation) of
  investments...........    4,033,446      842,029    8,757,016      494,253     726,606     138,862
                          -----------  -----------  -----------  ----------- -----------  ----------
Net Increase (Decrease)
 in net assets resulting
 from operations........    4,535,576      894,379    8,546,784      727,223     891,161     136,332
                          -----------  -----------  -----------  ----------- -----------  ----------
From Unit Transactions:
 Contributions..........   11,293,855    1,349,849   13,486,367    2,617,118   2,540,371     541,615
 Withdrawals............     (154,620)     (11,412)      89,022      107,831    (659,754)        (74)
 Net transfers..........   21,543,664   11,907,387   17,419,557   21,361,347   5,212,637   2,199,691
                          -----------  -----------  -----------  ----------- -----------  ----------
Net Increase (Decrease)
 from unit
 transactions...........   32,682,899   13,245,824   30,994,946   24,086,296   7,093,254   2,741,232
                          -----------  -----------  -----------  ----------- -----------  ----------
Net Increase (Decrease)
 in Net Assets..........   37,218,475   14,140,203   39,541,730   24,813,519   7,984,415   2,877,564
Net Assets:
Beginning of
 Year/Period............   14,140,203          --    24,813,519          --    2,877,564         --
                          -----------  -----------  -----------  ----------- -----------  ----------
End of Year/Period......  $51,358,678  $14,140,203  $64,355,249  $24,813,519 $10,861,979  $2,877,564
                          ===========  ===========  ===========  =========== ===========  ==========

-------
 * Except for the periods noted.
(a) For the period May 1, 1995, (Commencement of Operations) to December 31,
    1995.

   The accompanying notes are an integral part of these financial statements.

                                      XII

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

  Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust consisting of four Funds: the Money Market Fund, the All America Fund, the Bond Fund and the Composite Fund. These Funds invest in corresponding Funds of Mutual of America Investment Corporation ("Investment Company"). Prior to May 2, 1994, the All America Fund was known as the Stock Fund and had different investment objectives and no sub-advisors.

  On January 3, 1989, the following Funds became available to Separate Account No. 2 as investment options: Scudder Bond, Scudder Capital Growth, Scudder International and TCI Growth. The Scudder Funds invest in corresponding Portfolios of Scudder Variable Life Investment Fund ("Scudder"). The TCI Fund invests in a corresponding Fund of TCI Portfolios Inc. ("TCI"). Effective May 13, 1991, the Calvert Responsibly Invested Balanced Portfolio became available as an investment option. The Calvert Responsibly Invested Balanced Portfolio (formerly "Calvert Socially Responsible Series") invests in a corresponding Fund of the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation ("Calvert").

  On February 5, 1993 the Mutual of America Equity Index, Short-Term Bond and Mid-Term Bond Funds became available to Separate Account No. 2 as investment options. On May 2, 1994 the Mutual of America Aggressive Equity Fund became available as an investment option. These Funds invest in corresponding Funds of the Investment Company.

  On May 1, 1995, Fidelity Investments Equity-Income, Contrafund and Asset Manager Portfolios became available to Separate Account No. 2 as investment options. The Fidelity Equity-Income Portfolio invests in a corresponding Portfolio of the Fidelity Variable Insurance Products Fund and the Contrafund and Asset Manager Portfolios invest in corresponding Portfolios of the Fidelity Variable Insurance Products Fund II (collectively "Fidelity").

  Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

  The significant accounting policies of Separate Account No. 2 are as follows:

  Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, TCI, Calvert and Fidelity and are valued at the reported net asset values of the respective Funds or Portfolios.

  Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

  Federal Income Taxes -- Separate Account No. 2 and its operations are treated as part of the Company which is exempt from federal income taxes under
Section 501(c)(4) of the Internal Revenue Code.

2. INVESTMENTS

  The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 1996 are as follows:

                                                          NUMBER OF  NET ASSET
                                                           SHARES      VALUE
                                                         ----------- ---------
     Investment Company Funds:
      Money Market Fund.................................  27,320,060   $1.19
      All America Fund.................................. 109,532,035    2.44
      Equity Index Fund.................................  37,151,521    1.59
      Bond Fund.........................................  24,913,606    1.38
      Short-Term Bond Fund..............................   2,334,982    1.03
      Mid-Term Bond Fund................................   5,050,510    0.90
      Composite Fund.................................... 141,502,626    1.77
      Aggressive Equity Fund............................  61,114,362    1.47


                                     XIII

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            NUMBER OF  NET ASSET
                                                              SHARES     VALUE
                                                            ---------- ---------
     Scudder Portfolios:
      Bond Portfolio.......................................  2,320,705  $ 6.73
      Capital Growth Portfolio............................. 12,380,771   16.50
      International Portfolio..............................  7,896,430   13.25
     TCI Growth Fund.......................................  8,155,277   10.24
     Calvert Responsibly Invested Portfolio................ 13,391,059    1.77
     Fidelity Portfolios:
      Equity-Income........................................  2,480,163   21.03
      Contrafund...........................................  3,960,443   16.56
      Asset Manager........................................    624,885   16.93

3. EXPENSES

  Administrative Charges -- In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all Funds except the TCI Growth Fund for which the annual rate is .20%.

  In addition, a deduction of up to $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

  Distribution Expense Charge -- As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each Fund to cover distribution expenses.

  Mortality and Expense Risk Charge -- The Company assumes the risk to make annuity payments in accordance with annuity tables provided in the Contracts regardless of how long a participant lives and also assumes certain expense risks associated with such annuity payments. For assuming this risk, the Company deducts daily, at an annual rate of .50%, an amount from the value of the net assets of each Fund.

4. DIVIDENDS

  All dividend distributions are reinvested in additional shares of the respective Funds or Portfolios at net asset value. On December 30, 1996 a dividend distribution was declared by the Investment Company to shareholders of record December 30, 1996. This dividend was paid on December 31, 1996. In addition, the Investment Company declared and paid a dividend distribution on September 15, 1996. The combined amount of these dividends was as follows:

      Money Market Fund............................................ $ 1,324,066
      All America Fund.............................................  13,468,089
      Equity Index Fund............................................   2,017,643
      Bond Fund....................................................   2,262,234
      Short-Term Bond Fund.........................................      93,631
      Mid-Term Bond Fund...........................................     617,704
      Composite Fund...............................................  31,535,711
      Aggressive Equity Fund.......................................  12,716,658

  On January 29, 1996, April 26, 1996, July 29, 1996 and October 29, 1996,
dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $1,316,556.

  On January 29, 1996, February 27, 1996, April 26, 1996, July 29, 1996, and
October 29, 1996 dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $15,621,108.

  On February 27, 1996 and April 26, 1996, dividends were paid by the Scudder International Portfolio. The combined amount of the dividends was $2,077,284.

                                      XIV

                   MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  On March 30, 1996 a dividend was paid by the TCI Growth Fund. The amount of the dividend was $10,819,616.

  On December 31, 1996, a dividend was paid by the Calvert Responsibly Invested Portfolio. The amount of the dividend was $1,778,522.

  On February 2, 1996 a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $965,667.

  On February 2, 1996, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $261,805.

  On February 2, 1996, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $245,695.

5. FINANCIAL HIGHLIGHTS

  Shown below are financial highlights for a Unit outstanding for each of the previous five years ended December 31,

                                          MUTUAL OF AMERICA MONEY MARKET FUND
                                        ---------------------------------------
                                         1996    1995    1994    1993    1992
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $1.80   $1.72   $1.68   $1.65   $1.62
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $1.87   $1.80   $1.72   $1.68   $1.65
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   17,511  17,502  17,653  15,815  16,545
                                        ======= ======= ======= ======= =======
                                          MUTUAL OF AMERICA ALL AMERICA FUND
                                        ---------------------------------------
                                         1996    1995    1994    1993    1992
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $4.52   $3.35   $3.36   $3.03   $2.97
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $5.39   $4.52   $3.35   $3.36   $3.03
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   49,798  43,620  38,669  36,510  32,352
                                        ======= ======= ======= ======= =======
                                              MUTUAL OF AMERICA BOND FUND
                                        ---------------------------------------
                                         1996    1995    1994    1993    1992
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $2.69   $2.28   $2.39   $2.13   $1.99
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $2.75   $2.69   $2.28   $2.39   $2.13
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   12,548  12,083  10,601  12,244   9,203
                                        ======= ======= ======= ======= =======
                                           MUTUAL OF AMERICA COMPOSITE FUND
                                        ---------------------------------------
                                         1996    1995    1994    1993    1992
                                        ------- ------- ------- ------- -------
Unit value, beginning of year.........    $3.39   $2.82   $2.95   $2.55   $2.43
                                        ======= ======= ======= ======= =======
Unit value, end of year...............    $3.75   $3.39   $2.82   $2.95   $2.55
                                        ======= ======= ======= ======= =======
Thousands of units outstanding, end of
 year.................................   66,715  70,558  73,239  71,215  50,944
                                        ======= ======= ======= ======= =======

                               MUTUAL OF AMERICA          MUTUAL OF AMERICA
                                    EQUITY                   SHORT-TERM
                                  INDEX FUND                  BOND FUND
                          --------------------------- -------------------------
                           1996   1995  1994  1993(A) 1996  1995  1994  1993(A)
                          ------ ------ ----- ------- ----- ----- ----- -------
Unit value, beginning of
 year/period............   $1.42  $1.05 $1.05  $1.00  $1.10 $1.03 $1.03  $1.00
                          ====== ====== =====  =====  ===== ===== =====  =====
Unit value, end of
 year/period............   $1.72  $1.42 $1.05  $1.05  $1.14 $1.10 $1.03  $1.03
                          ====== ====== =====  =====  ===== ===== =====  =====
Thousands of units out-
 standing, end of
 year/period............  35,660 17,109 4,644  2,135  2,129 1,447 1,132    747
                          ====== ====== =====  =====  ===== ===== =====  =====


                                      XV

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                   MUTUAL OF AMERICA       MUTUAL OF AMERICA
                                       MID-TERM               AGGRESSIVE
                                       BOND FUND              EQUITY FUND
                               ------------------------- ---------------------
                               1996  1995  1994  1993(A)  1996   1995  1994(B)
                               ----- ----- ----- ------- ------ ------ -------
Unit value, beginning of
 year/period.................. $1.16 $1.01 $1.06  $1.00   $1.43  $1.05  $1.00
                               ===== ===== =====  =====  ====== ======  =====
Unit value, end of
 year/period.................. $1.19 $1.16 $1.01  $1.06   $1.80  $1.43  $1.05
                               ===== ===== =====  =====  ====== ======  =====
Thousands of units outstand-
 ing, end of year/period...... 3,828 2,848 1,444  1,411  49,800 20,858  9,145
                               ===== ===== =====  =====  ====== ======  =====

                                                        SCUDDER
                          --------------------------------------------------------------------
                                      BOND FUND                    CAPITAL GROWTH FUND
                          --------------------------------- ----------------------------------
                           1996   1995   1994   1993  1992   1996   1995   1994   1993   1992
                          ------ ------ ------ ------ ----- ------ ------ ------ ------ ------
Unit value, beginning of
 year...................  $11.30 $ 9.69 $10.32 $ 9.30 $8.78 $18.64 $14.67 $16.46 $13.80 $13.09
                          ====== ====== ====== ====== ===== ====== ====== ====== ====== ======
Unit value, end of
 year...................  $11.48 $11.30 $ 9.69 $10.32 $9.30 $22.11 $18.64 $14.67 $16.46 $13.80
                          ====== ====== ====== ====== ===== ====== ====== ====== ====== ======
Thousands of units
 outstanding, end of
 year...................   1,362  1,269  1,169  1,277 1,053  9,266  8,556  8,121  6,582  3,698
                          ====== ====== ====== ====== ===== ====== ====== ====== ====== ======
                                       SCUDDER                             TCI
                          --------------------------------- ----------------------------------
                                 INTERNATIONAL FUND                    GROWTH FUND
                          --------------------------------- ----------------------------------
                           1996   1995   1994   1993  1992   1996   1995   1994   1993   1992
                          ------ ------ ------ ------ ----- ------ ------ ------ ------ ------
Unit value, beginning of
 year...................  $11.85 $10.80 $11.06 $ 8.13 $8.48 $12.18 $ 9.39 $ 9.61 $ 8.81 $ 9.01
                          ====== ====== ====== ====== ===== ====== ====== ====== ====== ======
Unit value, end of
 year...................  $13.43 $11.85 $10.80 $11.06 $8.13 $11.53 $12.18 $ 9.39 $ 9.61 $ 8.81
                          ====== ====== ====== ====== ===== ====== ====== ====== ====== ======
Thousands of units
 outstanding, end of
 year...................   7,688  7,269  8,610  5,400 2,262  7,264  8,061  6,361  5,946  5,280
                          ====== ====== ====== ====== ===== ====== ====== ====== ====== ======

                                                         CALVERT
                                            ----------------------------------
                                                RESPONSIBLY INVESTED FUND
                                            ----------------------------------
                                             1996   1995   1994   1993   1992
                                            ------ ------ ------ ------ ------
Unit value, beginning of year.............. $ 2.01 $ 1.57 $ 1.64 $ 1.54 $ 1.44
                                            ====== ====== ====== ====== ======
Unit value, end of year.................... $ 2.23 $ 2.01 $ 1.57 $ 1.64 $ 1.54
                                            ====== ====== ====== ====== ======
Thousands of units outstanding, end of
 year...................................... 10,713  7,849  5,986  5,151  2,742
                                            ====== ====== ====== ====== ======

                                                    FIDELITY
                                  --------------------------------------------
                                     EQUITY-         CONTRA     ASSET MANAGER
                                   INCOME FUND        FUND           FUND
                                  -------------- -------------- --------------
                                   1996  1995(C)  1996  1995(C)  1996  1995(C)
                                  ------ ------- ------ ------- ------ -------
Unit value, beginning of
 year/period..................... $19.43 $16.30  $13.85 $11.43  $15.66 $14.04
                                  ====== ======  ====== ======  ====== ======
Unit value, end of year/period... $21.93 $19.43  $16.59 $13.85  $17.72 $15.66
                                  ====== ======  ====== ======  ====== ======
Thousands of units outstanding,
 end of year/period..............  2,342    728   3,880  1,792     613    184
                                  ====== ======  ====== ======  ====== ======

-------
(a) Commenced Operations February 5, 1993
(b) Commenced Operations, May 2, 1994
(c) Commenced Operations May 1, 1995

                                      XVI

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

  We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
LOGO

New York, New York
February 21, 1997

                                     XVII

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statements of financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the accompanying statutory-basis financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9.

In our report dated February 20, 1996, we expressed an opinion that the 1995 consolidated financial statements, prepared using accounting practices prescribed or permitted by the State of New York Insurance Department, presented fairly, in all material respects, the financial position of the Company and its subsidiaries as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles. As discussed in Note 1, pursuant to the pronouncements of the Financial Accounting Standards Board, statutory-basis financial statements of mutual life insurance companies are no longer considered to be presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the third paragraph, and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1996 and 1995, or the results of their operations or their cash flows for the years then ended.

However, in our opinion, the statutory-basis consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

Arthur Andersen LLP

New York, New York
February 21, 1997

                                     SAI-8

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 1996 AND 1995

                                                       1996           1995
                                                  -------------- --------------
ASSETS
GENERAL ACCOUNT ASSETS
  Bonds and notes................................ $5,109,395,855 $5,197,364,653
  Common and preferred stocks....................    145,172,800     67,209,605
  Cash and short-term investments................     60,485,338    100,012,903
  Guaranteed funds transferable (Note 3).........    130,203,690    135,810,488
  Mortgage loans.................................     65,163,626     65,747,016
  Real estate....................................    335,968,808    324,740,163
  Policy loans...................................     89,917,870     82,775,752
  Investment income accrued......................     94,055,387     83,430,123
  Receivables....................................      9,580,928     22,137,485
  Other assets...................................     30,052,529     20,791,321
                                                  -------------- --------------
    Total general account assets.................  6,069,996,831  6,100,019,509
SEPARATE ACCOUNT ASSETS..........................  2,627,081,163  2,138,668,178
                                                  -------------- --------------
  TOTAL ASSETS................................... $8,697,077,994 $8,238,687,687
                                                  ============== ==============
LIABILITIES AND SURPLUS
GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves................. $5,174,017,708 $5,253,246,973
  Other contract liabilities and reserves........     11,419,907     15,699,419
  Dividends payable to contract and
   policyholders.................................        106,352        125,102
  Note payable (Note 5)..........................    137,021,175    136,993,262
  Interest maintenance reserve...................    145,613,609    163,329,291
  Other liabilities..............................     63,096,388     44,842,717
                                                  -------------- --------------
    Total general account liabilities............  5,531,275,139  5,614,236,764
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES..  2,627,081,163  2,138,668,178
                                                  -------------- --------------
    Total liabilities............................  8,158,356,302  7,752,904,942
                                                  -------------- --------------
ASSET VALUATION RESERVE..........................    107,676,296     88,293,895
SURPLUS
  Assigned surplus...............................      1,150,000      1,150,000
  Unassigned surplus.............................    429,895,396    396,338,850
                                                  -------------- --------------
    Total surplus................................    431,045,396    397,488,850
                                                  -------------- --------------
TOTAL LIABILITIES AND SURPLUS.................... $8,697,077,994 $8,238,687,687
                                                  ============== ==============

          See accompanying notes to consolidated financial statements.

                                     SAI-9

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

               CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                      1996            1995
                                                 --------------  --------------
INCOME
  Annuity considerations and deposits........... $  685,402,916  $  763,634,609
  Life and disability insurance premiums........     30,154,993      28,893,823
                                                 --------------  --------------
    Total considerations and premiums...........    715,557,909     792,528,432
  Net investment income (Notes 2 and 3).........    436,332,446     434,572,825
  Other, net....................................       (187,381)        336,972
                                                 --------------  --------------
    Total income................................  1,151,702,974   1,227,438,229
                                                 --------------  --------------
DEDUCTIONS
  Increase in insurance and annuity reserves....     80,297,961     254,839,381
  Annuity and surrender benefits................    865,685,476     769,514,090
  Death and disability benefits.................     19,333,435      24,697,491
  Operating expenses............................    142,262,614     132,593,927
  Other, net....................................        131,964         498,361
                                                 --------------  --------------
    Total deductions............................  1,107,711,450   1,182,143,250
                                                 --------------  --------------
    Net gain before dividends...................     43,991,524      45,294,979
DIVIDENDS TO CONTRACT AND POLICYHOLDERS.........        108,611         123,083
                                                 --------------  --------------
    NET GAIN FROM OPERATIONS....................     43,882,913      45,171,896
FEDERAL INCOME TAX BENEFIT......................      1,745,523         665,212
NET REALIZED CAPITAL GAINS (LOSSES) (Note 2)....      9,547,354      (2,760,805)
                                                 --------------  --------------
    NET INCOME..................................     55,175,790      43,076,303
SURPLUS TRANSACTIONS
  Change in asset valuation reserve.............    (19,382,401)     (8,212,204)
  Change in net unrealized capital gains........     10,374,635         907,848
  (Increase) decrease in non-admitted assets....     (5,959,252)        605,323
  Other, net....................................     (6,652,226)     (2,336,383)
                                                 --------------  --------------
    Net change in surplus.......................     33,556,546      34,040,887
SURPLUS, AT BEGINNING OF YEAR...................    397,488,850     363,447,963
                                                 --------------  --------------
SURPLUS, AT END OF YEAR......................... $  431,045,396  $  397,488,850
                                                 ==============  ==============

          See accompanying notes to consolidated financial statements.

                                     SAI-10

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                      1996            1995
                                                 --------------  --------------
CASH PROVIDED
  Premium and annuity funds received............ $  715,557,893  $  792,528,432
  Investment income received....................    403,131,642     425,737,917
  Other, net....................................     12,911,463      11,543,704
                                                 --------------  --------------
    Total receipts..............................  1,131,600,998   1,229,810,053
                                                 --------------  --------------
  Benefits paid.................................    885,558,323     793,361,064
  Dividends paid to contract and policyholders..        129,824         111,958
  Insurance and operating expenses paid.........    154,475,421     140,760,662
  Net transfers to separate accounts............    156,282,807     104,748,135
                                                 --------------  --------------
    Total payments..............................  1,196,446,375   1,038,981,819
                                                 --------------  --------------
    Net cash provided (used) by operations......    (64,845,377)    190,828,234
  Proceeds from long-term investments sold,
   matured or repaid............................  2,870,529,799   2,960,099,531
  Federal income tax benefit on securities
   transactions.................................      7,961,776       7,664,928
  Other, net....................................     (3,279,684)     43,826,341
                                                 --------------  --------------
    Total cash provided.........................  2,810,366,514   3,202,419,034
                                                 --------------  --------------
CASH APPLIED
  Cost of long-term investments acquired........  2,848,212,981   3,134,077,369
  Other, net....................................      1,681,098      23,786,784
                                                 --------------  --------------
    Total cash applied..........................  2,849,894,079   3,157,864,153
                                                 --------------  --------------
    Net change in cash and short-term
     investments................................    (39,527,565)     44,554,881
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year.............................    100,012,903      55,458,022
                                                 --------------  --------------
  End of year................................... $   60,485,338  $  100,012,903
                                                 ==============  ==============

          See accompanying notes to consolidated financial statements.

                                     SAI-11

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 1996 AND 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium size case area, principally to employees in the not-for-profit social health and welfare field. In recent years, through a wholly owned subsidiary, the Company has expanded the scope of the field it serves to include for-profit organizations in the small to medium size case area. The principal insurance companies in the group are licensed in all fifty states and the District of Columbia. Operations are conducted in all states through both a network of regional field offices and through the use of direct mail.

Basis of Presentation

The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles ("GAAP"). The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

Pursuant to FASB Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises ("FIN 40"), as amended, which is effective for fiscal years beginning after December 15, 1995, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements, which were previously described as also being prepared in accordance with GAAP for mutual life insurance companies, are no longer considered to be presented in conformity with GAAP.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Certain 1995 amounts included in the accompanying consolidated financial statements have been reclassified to conform with the 1996 presentation.

Accounting policies applied in the preparation and presentation of these financial statements follow.

Asset Valuations

Investment valuations are prescribed by the National Association of Insurance Commissioners ("NAIC"). Bonds qualifying for amortization are stated at amortized cost; short-term investments in good standing are stated at cost. Fair value for these securities (approximately $5.2 billion in 1996 and $5.6 billion in 1995) is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. All other bonds and short-term notes are stated at market value which approximates fair value. Common stocks and preferred stocks in good standing are stated at market value, which approximates fair value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are applied directly to unassigned surplus.

Mortgage loans are carried at amortized indebtedness. Fair value for these loans (approximately $67.8 million in 1996 and $73.2 million in 1995) is determined by discounting the expected future cash flows using the current rate at which similar

                                    SAI-12

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

loans would be made to borrowers with similar credit ratings and remaining maturities. Impairments of individual assets that are considered other than temporary are recognized when incurred. During 1995, the Company recorded impairments of $3.8 million as a reduction of unassigned surplus.

Real estate investments are carried at the lower of cost, including capital improvements, net of accumulated depreciation, or market and are depreciated on a straight line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement. Company occupied real estate is carried at cost, net of accumulated depreciation.

Policy loans are stated at the unpaid balance of the loan. The majority of such loans are issued with variable interest rates which are periodically adjusted based on changes in the rates credited to these policies, and therefore are considered to be stated at fair value.

Certain other assets, such as furniture and fixtures and prepaid expenses, are excluded from the consolidated statements of financial condition ("non-admitted assets").

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations and surplus.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.

Guaranteed Funds Transferable

Guaranteed funds transferable consist of funds held by a former reinsurer and are stated at the total principal amount of future guaranteed transfers to Mutual of America. Fair value of this fund (approximately $106.7 million in 1996 and $112.3 million in 1995) is determined by discounting future guaranteed principal and interest transfers at a market rate of return.

Separate Account Operations

Certain annuity considerations may be invested at the participant's discretion in separate accounts; either a multifund account, which is managed by Mutual of America Capital Management Corporation, or certain other funds, which are managed by outside investment advisors. All of the funds' investment experience, including net realized and unrealized capital gains in the separate accounts (net of investment advisory fees and administration fees assessed), is allocated to participants. Investments held in the separate accounts are stated at market value, which is equal to fair value. Participants' corresponding equity in the separate accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%) which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates which, during 1996 and 1995, ranged from 4.00% to 5.75% and 4.25% to 6.25%, respectively, and are deemed sufficient to provide for contractual surrender values of these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value, which approximates fair value ($6.3 billion and $5.9 billion), at December 31, 1996 and 1995, respectively. The fair

                                    SAI-13

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED) value of annuity contracts (approximately $1.4 billion and $1.5 billion at December 31, 1996 and 1995, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 6.92% and 6.21% were used at December 31, 1996 and 1995, respectively.

Premiums, Annuity Considerations, Investment Income and Expenses

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

General account investment income is reported as earned and is presented net of related investment expenses; operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

2. FIXED MATURITY AND EQUITY SECURITIES

The statement values and estimated market values of investments in fixed maturity securities (bonds and notes) at December 31, 1996 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
             CATEGORY                  VALUE      GAINS      LOSSES     VALUE
             --------                ---------- ---------- ---------- ----------
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $2,136,817  $ 6,160    $ 3,955   $2,139,022
Obligations of states and political
 subdivisions......................      48,755    1,645        --        50,400
Debt securities issued by foreign
 governments.......................     159,543    7,479      1,812      165,210
Corporate securities...............   2,839,125   63,492     41,289    2,861,328
                                     ----------  -------    -------   ----------
  Total............................  $5,184,240  $78,776    $47,056   $5,215,960
                                     ==========  =======    =======   ==========

Short-term fixed maturity securities with a statement value and estimated market value of $74.8 million at December 31, 1996 are included in the above table. As of December 31, 1996, the Company has $6.2 million (par value $6.0 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

The statement values and estimated market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                                     ESTIMATED
                                                          STATEMENT    MARKET
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (000'S OMITTED)
     Due in one year or less............................. $  266,046 $  269,421
     Due after one year through five years...............    927,787    933,347
     Due after five years through ten years..............  1,937,748  1,948,432
     Due after ten years.................................  2,052,659  2,064,760
                                                          ---------- ----------
       Total............................................. $5,184,240 $5,215,960
                                                          ========== ==========

                                    SAI-14

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Proceeds from the sale of investments in fixed maturity securities during 1996 were $2.9 billion. Gross gains of $29.5 million and gross losses of $28.1 million were realized on these sales, of which $3.2 million of gains were accumulated (including applicable tax benefits of $1.8 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During the year, $20.9 million of the IMR was amortized and included in net investment income.

The statement values and estimated market values of investments in fixed maturity securities at December 31, 1995, are as follows:

                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
             CATEGORY                  VALUE      GAINS      LOSSES     VALUE
             --------                ---------- ---------- ---------- ----------
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $2,064,500  $ 98,981   $   314   $2,163,167
Obligations of states and political
 subdivisions......................      35,967     1,035        27       36,975
Debt securities issued by foreign
 governments.......................     186,882    12,322     1,509      197,695
Corporate securities...............   3,013,411   163,935    17,350    3,159,996
                                     ----------  --------   -------   ----------
  Total............................  $5,300,760  $276,273   $19,200   $5,557,833
                                     ==========  ========   =======   ==========

Short-term fixed maturity securities with a statement value and estimated market value of $103.4 million at December 31, 1995, are included in the above table. As of December 31, 1995, the Company has $6.3 million (par value $6.0 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Proceeds from the sale of investments in fixed maturity securities during 1995 were $2.8 billion. Gross gains of $20.2 million and gross losses of $131.0 million were realized on those sales, of which $102.0 million of losses were accumulated (including applicable tax benefits of $8.3 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1995, $24.8 million of the IMR was amortized and included in net investment income.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 1996 and 1995 were as follows:

                                                               1996     1995
                                                              -------  -------
                                                              (000'S OMITTED)
   Equity securities (common and preferred stocks)........... $11,217  $(1,270)
   Fixed maturities..........................................     --      (556)
   Real estate...............................................  (1,670)    (935)
                                                              -------  -------
     Net realized capital gains (losses)..................... $ 9,547  $(2,761)
                                                              =======  =======

At December 31, 1996 and 1995, net unrealized appreciation of equity securities was $14.1 million and $4.8 million, respectively.

3. REINSURANCE AND RELATED TRANSACTIONS

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the reinsurer and direct liability for the contractual obligations of the reinsurer. Such amounts are reported as guaranteed funds transferable and as insurance and annuity reserves in the consolidated statements of financial condition.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $130.2 million and $135.8 million at December 31, 1996 and 1995, respectively.

The guaranteed interest and other allocated investment earnings on the funds held by the reinsurer, amounting to $12.3 million and $13.1 million in 1996 and 1995, respectively, are included in net investment income. Such amounts include

                                    SAI-15

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED) participating dividends from a contingency fund held by the reinsurer (but not recorded as an asset of Mutual of America) of $3.7 million and $4.0 million in 1996 and 1995, respectively.

4. REAL ESTATE

In October 1992, Mutual of America purchased an office building for its new corporate headquarters. The purchase price of the building was fully financed. During the reconstruction period, interest costs on the debt incurred to acquire the building were deferred and capitalized as a construction cost as permitted by the State of New York Insurance Department. During 1995, the Company occupied a portion of its new corporate headquarters and began depreciating the occupied portion of the property. Depreciation expense for 1996 and 1995 was $5.0 million and $1.4 million, respectively.

During the initial lease-up period, pro-rated interest costs relating to the portion of the building not yet occupied were also deferred and capitalized as a construction cost. During 1996 and 1995, interest costs of $1.5 million and $6.6 million, respectively, were capitalized. Real estate consists of the following:

                                                                1996     1995
                                                              -------- --------
                                                               (000'S OMITTED)
   Company occupied.......................................... $113,876 $116,366
   Investment in real estate.................................  222,093  208,374
                                                              -------- --------
     Total................................................... $335,969 $324,740
                                                              ======== ========

5. NOTE PAYABLE

In connection with the acquisition of its new home office, Mutual of America obtained a $135.0 million, seven-year, 6.91% fixed rate secured term note. Fair value of the note was approximately $137.0 million at December 31, 1996 and 1995. The note matures and is payable in full on October 15, 1999 and is not redeemable prior to that date. Interest on the note is payable semiannually in April and October. The terms of the note require that Mutual of America pledge collateral, consisting of securities issued by the United States Government or its agencies. The aggregate book and market values of the collateral must be maintained at a level greater than or equal to 100% and 110%, respectively, of the outstanding balance of the note. At December 31, securities with a book and market value of approximately $165.5 million and $164.9 million in 1996 and $164.8 million and $170.2 million in 1995, respectively, were pledged as collateral.

6. PENSION PLAN AND POSTRETIREMENT BENEFITS

The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). Pension expense for 1996 and 1995 was $3.7 million and $3.5 million, respectively. The components of net pension expense are as follows:

                                                                1996     1995
                                                               -------  -------
                                                               (000'S OMITTED)
   Service cost............................................... $ 3,347  $ 2,467
   Interest cost on projected benefit obligation..............   3,729    2,967
   Return on plan assets......................................  (5,164)  (6,444)
   Asset gain deferred........................................     883    3,803
   Amortization of initial net asset..........................    (211)    (211)
   Amortization of unrecognized loss..........................   1,146      916
                                                               -------  -------
     Net pension expense...................................... $ 3,730  $ 3,498
                                                               =======  =======

The assumptions used to calculate the net pension expense were:

                                                                     1996  1995
                                                                    ------ -----
   Expected long-term rate of return on assets..................... 11.30% 8.75%
   Discount rate...................................................  7.75% 8.00%
   Rate of increase in compensation levels.........................  4.00% 4.00%

                                    SAI-16

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The status of the pension plan at December 31 is as follows:

                                                                1996      1995
                                                              --------  --------
                                                               (000'S OMITTED)
   Actuarial present value of benefit obligations:
     Accumulated benefit obligation, including vested
      benefits of $43,563 in 1996 and $33,422 in 1995.......  $(43,994) $(33,736)
                                                              ========  ========
   Projected benefit obligation.............................  $(49,542) $(42,161)
   Plan assets at fair value................................    40,071    36,162
                                                              --------  --------
   Projected benefit obligation in excess of plan assets....    (9,471)   (5,999)
   Remaining unrecognized initial net asset.................    (1,052)   (1,263)
   Unrecognized net loss from past experience different from
    that assumed............................................    25,666    18,670
                                                              --------  --------
   Prepaid pension cost, end of year........................  $ 15,143  $ 11,408
                                                              ========  ========

For financial reporting purposes, the prepaid pension cost at December 31, 1996 and 1995, has been classified as a non-admitted asset.

At December 31, 1996 all of the Company's pension plan assets are invested in one of the Company's separate accounts (consisting primarily of equity and fixed maturity securities) and participation in certain other funds managed by outside investment advisors.

Benefit payments from the plan made on behalf of retirees were approximately $8.4 million in 1996 and $2.3 million in 1995. Periodic annuity benefits are covered by annuities purchased by the plan from the Company. During 1996 and 1995, the Company made contributions to the plan of $7.5 million and $3.3 million, respectively.

In addition to the above noncontributory plan, all employees may participate in a 401(k) savings plan under which the Company matches half of the employees' basic contribution up to 6% of salary. The cost of this plan was approximately $1.5 million and $1.4 million in 1996 and 1995, respectively.

In addition to the Company's defined benefit pension plan, the Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits, and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. The accounting for the medical and dental plans anticipates future cost-sharing changes to the written plan that are consistent with the Company's expressed intent to increase the retiree contribution rate annually for the expected general inflation rate for the year.

The accounting for such postretirement benefits is in accordance with the Statement of Financial Accounting Standards No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions."

The components of net postretirement benefit cost are as follows:

                                                                 1996    1995
                                                                ------- -------
                                                                (000'S OMITTED)
   Service cost................................................ $   538 $   483
   Interest cost on projected benefit obligation...............   1,101     986
                                                                ------- -------
   Net postretirement benefit cost............................. $ 1,639 $ 1,469
                                                                ======= =======

                                    SAI-17

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following table shows the plan's combined status reconciled with the amounts reported in the Company's consolidated statements of financial condition:

                                                               1996     1995
                                                              -------  -------
                                                              (000'S OMITTED)
   Accumulated postretirement benefit obligation ("APBO"):
     Retirees................................................ $ 5,242  $ 4,189
     Fully eligible active plan participants.................   3,149    3,191
     Other active plan participants..........................   5,280    4,598
                                                              -------  -------
       Total APBO............................................  13,671   11,978
   Plan assets at fair value.................................     --       --
                                                              -------  -------
   APBO in excess of plan assets.............................  13,671   11,978
   Unrecognized net loss.....................................  (3,825)  (2,972)
                                                              -------  -------
   Accrued postretirement obligation......................... $ 9,846  $ 9,006
                                                              =======  =======

The weighted average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is approximately 8.5% for 1996. The health care cost trend rate assumption has a significant affect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 1996 by $1.7 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 1996 by $.1 million.

The weighted average discount rate used in determining the APBO was 7.75% at December 31, 1996 and 8.0% at December 31, 1995.

7. COMMITMENTS AND CONTINGENCIES

Rental expenses were $17.0 million and $15.3 million in 1996 and 1995, respectively. The approximate minimum rental commitments under noncancelable operating leases are as follows: 1997, $2.9 million, 1998, $2.7 million, 1999, $2.1 million, 2000, $1.4 million and 2001, $0.9 million. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions which have arisen in the course of the Company's business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the Company's consolidated financial statements.

8. FEDERAL INCOME TAXES

The provisions contained in the Tax Reform Act of 1986 enabled Mutual of America's pension business (the core of its operations) to remain tax exempt; however, the nonpension insurance business (group insurance coverage and certain annuity business) was deemed to be taxable. The tax benefit for the Company arises principally from the operating results of its taxable life insurance subsidiary, The American Life Insurance Company of New York, and is calculated in accordance with the Internal Revenue Code (as amended). Mutual of America and its life insurance subsidiary file federal tax returns on a separate company basis. Mutual of America's noninsurance subsidiaries file a consolidated tax return.

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS securities are

                                    SAI-18

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED) carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, under GAAP, capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased unless the repurchase occurs after a reasonable exposure to market risk.

A general formula based asset valuation reserve (AVR) is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

Insurance and Annuity Reserves

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the State of New York Insurance Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

The tables that follow provide a reconciliation of the 1996 and 1995 statutory financial results reflected in the accompanying financial statements to a GAAP basis:

   RECONCILIATION OF STATUTORY TO GAAP SURPLUS                  1996      1995
   -------------------------------------------                --------  --------
                                                               (000'S OMITTED)
   Statutory Surplus........................................  $431,045  $397,489
     Market value adjustment related to AFS bonds and notes.    84,569   387,000
     Realized capital gains.................................    32,674    15,351
     AVR....................................................   107,676    88,294
     Deferred policy acquisition costs......................    39,854    17,788
     Policy reserve adjustments.............................   (21,290)  (17,320)
     Non-admitted assets....................................    30,222    24,263
     Deferred income taxes..................................    (6,004)  (19,689)
     Other..................................................      (356)   (1,978)
                                                              --------  --------
   GAAP Surplus.............................................  $698,390  $891,198
                                                              ========  ========

                                    SAI-19

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

   RECONCILIATION OF STATUTORY TO GAAP NET INCOME              1996      1995
   ----------------------------------------------            --------  --------
                                                              (000'S OMITTED)
   Statutory Net Income..................................... $ 55,176  $ 43,076
     Investment income adjustments..........................  (14,562)   (9,771)
     Realized capital gains (losses)........................   41,208   (19,984)
     Policy reserve adjustments.............................   (4,071)   (4,166)
     Deferred policy acquisition costs......................    2,393     5,132
     Deferred income taxes..................................   (3,832)      486
     Other..................................................   (1,624)   (7,183)
                                                             --------  --------
   GAAP Net Income.......................................... $ 74,688  $  7,590
                                                             ========  ========
   RECONCILIATION OF GAAP TO STATUTORY PREMIUMS                1996      1995
   --------------------------------------------              --------  --------
                                                              (000'S OMITTED)
   GAAP Premium Income...................................... $ 63,372  $ 78,689
     Premiums from investment contracts.....................  652,185   713,839
                                                             --------  --------
   Statutory Premium Income................................. $715,557  $792,528
                                                             ========  ========

                                     SAI-20

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements

          All required financial statements are included in Part B of this Registration Statement.

          (b)  Exhibits



               9. Consent of Graham & James LLP, Attorneys-at-Law.

               10. Consent of Arthur Andersen LLP, Independent
          Accountants.

               14(a) Financial Data Schedule for Mutual of
          America Separate Account No. 2.

               14(b) Financial Data Schedule for Mutual of
          America Life Insurance Company.

Item 25.  Directors and Officers of the Depositor
          ---------------------------------------

Name and Principal                  Positions and Offices
 Business Address                       With Depositor
------------------                  ---------------------
Clifford L. Alexander, Jr.                Director
Washington, D.C.

Patricia A. Cahill                        Director
Denver, Colorado

John R. Dunne                             Director
Albany, New York

Roselyn P. Epps, M.D.                     Director
Bethesda, Maryland

Dudley H. Hafner                          Director
Dallas, Texas

Earle H. Harbison, Jr.                    Director
St. Louis, Missouri

Frances R. Hesselbein                     Director
New York, New York

William Kahn                              Director
St. Louis, Missouri

LaSalle D. Leffall, Jr., M.D.             Director
Washington, D.C.

Michael A. Pelavin                        Director
Flint, Michigan

Alan B. Reed                              Director
Buffalo Grove, Illinois

Francis H. Schott                         Director
New York, New York

O. Stanley Smith, Jr.                     Director
Columbia, South Carolina

Sheila M. Smythe                          Director
Valhalla, New York

Elie Wiesel                               Director
New York, New York

                               Officers-Directors
                               ------------------

William J. Flynn                          Chairman of the Board

Thomas J. Moran                           President and Chief Executive
                                          Officer

Richard J. Ciecka                         Vice Chairman of the Board

                                 Other Officers
                                 --------------

Manfred Altstadt                          Senior Executive Vice President
                                          and Chief Financial Officer

Diane M. Aramony                          Senior Vice President,
                                          Human Resources

Deborah Swinford Becker                   Senior Vice President and
                                          Associate General Counsel

Meyer Baruch                              Senior Vice President, Technical
                                          Services, since July 1996; prior
                                          thereto, Assistant Chief of the Life
                                          Insurance and Companies Bureau of
                                          the New York State Insurance
                                          Department


Nicholas A. Branchina                     Senior Vice President and
                                          Associate Treasurer

William Breneisen                         Executive Vice President,
                                          Office of Technology

Jeremy J. Brown                           Executive Vice President and Chief
                                          Actuary, since April, 1997; prior
                                          thereto, Consulting Actuary with
                                          Milliman & Robertson

Allen J. Bruckheimer                      Senior Vice President and
                                          Associate Treasurer

J. Thomas Burkard                         Senior Field Vice President,
                                          Special Markets

Patrick Burke                             Senior Vice President,
                                          Special Markets

Patrick A. Burns                          Senior Executive Vice President
                                          and General Counsel

John Cerrato                              Senior Vice President, Corporate
                                          Services

Edward Cole                               Senior Vice President,
                                          MIS Operations

William S. Conway                         Executive Vice President, Marketing

Rita Conyers                              Executive Vice President,
                                          Corporate Communications,
                                          Training and Leadership
                                          Development

Salvatore R. Curiale                      Senior Executive Vice President,
                                          Technical Operations

Linda DeHooge                             Senior Vice President and
                                          Assistant Secretary

William A. DeMilt                         Executive Vice President and Treasurer

Warren A. Essner                          Senior Vice President and
                                          Assistant to the President and
                                          Chief Executive Officer

James E. Flynn                            Senior Vice President,
                                          Field Operations

James M. Fox                              Executive Vice President, Real
                                          Estate Management, Internal
                                          Audit and Public Relations


Michael Gallagher                         Senior Vice President, Direct
Boca Raton, FL                            Response/Marketing

Harold J. Gannon                          Senior Vice President, Corporate Tax

Gordon Gaspard                            Senior Vice President,
                                          Technical Services

Robert Giaquinto                          Senior Vice President,
                                          MIS Operations

Thomas E. Gilliam                         Executive Vice President and Assistant
                                          to the Vice Chairman

John Greed                                Senior Vice President and Deputy
                                          Treasurer since July 1996; prior
                                          thereto, partner, Arthur Andersen LLP

Thomas A. Harwood                         Senior Vice President,
                                          Field Administration

Raymond J. Hayes                          Senior Vice President,
                                          Real Estate Management

Sandra Hersko                             Senior Vice President,
                                          Technical Administration

Edward J. T. Kenney                       Senior Vice President and Assistant to
                                          the President and Chief Executive
                                          Officer

Gregory A. Kleva, Jr.                     Executive Vice President and
                                          Deputy General Counsel

Stephanie J. Kopp                         Executive Vice President
                                          and Corporate Secretary

Robert Kordecki                           Senior Vice President,
                                          National Accounts

Amir Lear                                 Senior Vice President, Office of the
                                          President and Chief Executive Officer

Stanley M. Lenkowicz                      Senior Vice President and
                                          Deputy General Counsel

Thomas MacMurray                          Senior Field Vice President,
                                          National Accounts

Robert W. Maull                           Senior Vice President and Actuary

George L. Medlin                          Senior Vice President,
                                          Internal Auditor

Lynn M. Nalder                            Senior Vice President, Training
Boca Raton, FL                            and Leadership Development

Roger F. Napoleon                         Senior Vice President and
                                          Associate General Counsel

Theodore J. O'Dell                        Senior Vice President and
                                          Controller

James C. Peterson                         Senior Vice President, Training
                                          and Leadership Development

William Rose                              Senior Vice President,
                                          Individual Markets

Dennis J. Routledge                       Senior Vice President,
                                          LAN/Telecommunications

Robert W. Ruane                           Senior Vice President,
                                          Corporate Communications

William G. Shannon                        Senior Vice President,
                                          Individual Financial Planning

Walter W. Siegel                          Senior Vice President, Actuarial
                                          Consulting

Joan M. Squires                           Senior Vice President, MIS Business
                                          Applications

Raymond Yeager                            Senior Vice President,
                                          MIS Operations


The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

Item 27.  Number of Holders of Securities
          -------------------------------

          As of March 31, 1997, there were 228,606 Participants in Separate Account No. 2, 151,535 of whom were attributable to Contracts registered under SEC File No. 2-90201; 76,830 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 241 of whom were attributable to Contracts registered under SEC File No. 33-5609.

Item 32.  Undertakings
          ------------

          The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

                                  SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, the 25th day of April, 1997.


                                  MUTUAL OF AMERICA SEPARATE
                                     ACCOUNT NO. 2 Registrant)



                                 MUTUAL OF AMERICA LIFE
                                    INSURANCE COMPANY (Depositor)


                                 By: /s/ Manfred Altstadt
                                     --------------------
                                     Manfred Altstadt
                                     Senior Executive Vice
                                     President and Chief
                                     Financial Officer





 Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 1997.


 Signature                                    Title


    *
__________________________           Chairman of the Board;
William J. Flynn                     Director


    *                                Chief Executive Officer and
__________________________           President; Director
Thomas J. Moran                      (Principal Executive Officer)


                                     Senior Executive Vice
                                     President and Chief
                                     Financial Officer
                                     Principal Financial and
/s/ Manfred Altstadt                 Accounting Officer)
--------------------
Manfred Altstadt

    *
__________________________           Director
Clifford L. Alexander, Jr.


     *
__________________________          Director
Patricia A. Cahill


     *
__________________________         Director
Richard J. Ciecka

__________________________         Director
John R. Dunne


     *
__________________________         Director
Roselyn P. Epps, M.D.


     *
__________________________         Director
Dudley H. Hafner



__________________________         Director
Earle H. Harbison, Jr.


     *
___________________________        Director
Frances R. Hesselbein


      *
___________________________        Director
William Kahn


      *
___________________________        Director
LaSalle D. Leffall, Jr., M.D.


      *
___________________________        Director
Michael A. Pelavin



___________________________        Director
Alan B. Reed


      *
___________________________        Director
Francis H. Schott


      *
___________________________        Director
O. Stanley Smith, Jr.


      *
___________________________        Director
Sheila M. Smythe


      *
___________________________        Director
Elie Wiesel

*By /s/ Manfred Altstadt
    --------------------
    Manfred Altstadt
    Attorney-in-Fact

                                 EXHIBIT INDEX

     No.                                                          Page
     ---                                                          ----


     27.1    Financial Data Schedule for Mutual of
             America Separate Account No. 2.



     27.2   Financial Data Schedule for Mutual of
             America Life Insurance Company.

     99.9.   Consent of Graham & James LLP, Attorneys-at-Law.

     99.10.  Consent of Arthur Andersen LLP, Independent
             Accountants.